                                                                     EXHIBIT 4.8

                        CHILDTIME LEARNING CENTERS, INC.

                                    INDENTURE

                          DATED AS OF __________, 2003

                         U.S. BANK NATIONAL ASSOCIATION

                                   AS TRUSTEE

                          SUBORDINATED DEBT SECURITIES

                              CROSS-REFERENCE SHEET

Provisions of Trust Indenture Act of 1939 ("TIA") and Indenture dated as of
_________, 2003 between Childtime Learning Centers, Inc. and U.S. Bank National
Association as Trustee:

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TIA SECTION                                                       INDENTURE SECTION
-----------                                                       -----------------

310(a)(1)                                                                      6.09
   (a)(2)                                                                      6.09
310(a)(3)                                                                      N.A.
   (a)(4)                                                                      N.A.
310(a)(5)                                                                      6.09
310(b)                                                     6.08; 6.10(a)(b) and (d)
310(c)                                                                         N.A.
311(a) and (b)                                                                 6.13
311(c)                                                                         N.A.
312(a)                                                                4.01; 4.02(a)
312(b) and (c)                                                      4.02(b) and (c)
313(a)                                                                      4.04(a)
313(b)(1)                                                                      N.A.
313(b)(2)                                                                   4.04(a)
313(c)                                                                      4.04(a)
313(d)                                                                      4.04(b)
314(a)                                                                   3.05; 4.03
314(b)                                                                         N.A.
314(c)(1) and (2)                                                             13.06
314(c)(3)                                                                      N.A.
314(d)                                                                         N.A.
314(e)                                                                        13.06
314(f)                                                                         N.A.
315(a) (c) and (d)                                                             6.01
315(b)                                                                         5.08
315(e)                                                                         5.09
316(a)(1)                                                                      5.07
316(a)(2)                                                                   Omitted
316(a) last sentence                                                           7.04
316(b)                                                                         5.04
316(c)                                                                         7.01
317(a)                                                                         5.02
317(b)                                                                      3.04(a)
318(a)                                                                        13.08

THIS CROSS-REFERENCE SHEET IS NOT PART OF THE INDENTURE AS EXECUTED.

                                TABLE OF CONTENTS

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

                                                 ARTICLE ONE
                                                 DEFINITIONS

SECTION 1.01.         Definitions....................................................................     1

                                                 ARTICLE TWO
                                                 SECURITIES

SECTION 2.01.         Forms Generally ...............................................................     8

SECTION 2.02.         Form of Trustee's Certificate of Authentication ...............................     8

SECTION 2.03.         Amount Unlimited; Issuable in Series ..........................................     9

SECTION 2.04.         Authentication and Dating .....................................................    10

SECTION 2.05.         Date and Denomination of Securities ...........................................    12

SECTION 2.06.         Execution of Securities .......................................................    13

SECTION 2.07.         Exchange and Registration of Transfer of Securities ...........................    14

SECTION 2.08.         Mutilated, Destroyed, Lost or Stolen Securities ...............................    15

SECTION 2.09.         Temporary Securities ..........................................................    16

SECTION 2.10.         Cancellation of Securities Paid, etc. .........................................    16

SECTION 2.11.         Global Securities .............................................................    16

SECTION 2.12.         CUSIP Numbers .................................................................    18

                                                ARTICLE THREE
                                     PARTICULAR COVENANTS OF THE COMPANY

SECTION 3.01.         Payment of Principal, Premium and Interest ....................................    18

SECTION 3.02.         Offices for Notices and Payments, etc. ........................................    18

SECTION 3.03.         Appointments to Fill Vacancies in Trustee's Office ............................    19

SECTION 3.04.         Provision as to Paying Agent ..................................................    19

SECTION 3.05.         Certificate to Trustee ........................................................    20

SECTION 3.06.         Compliance with Consolidation Provisions ......................................    20

SECTION 3.07.         Calculation of Original Issue Discount ........................................    20
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                                                   ARTICLE FOUR
                      SECURITYHOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE

SECTION 4.01.         Securityholders' Lists ........................................................    21

SECTION 4.02.         Preservation and Disclosure of Lists ..........................................    21

SECTION 4.03.         Reports by Company ............................................................    22

SECTION 4.04.         Reports by the Trustee ........................................................    23

                                                ARTICLE FIVE
                                 REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS

SECTION 5.01.         Events of Default .............................................................    23

SECTION 5.02.         Payment of Securities on Default; Suit Therefor ...............................    26

SECTION 5.03.         Application of Moneys Collected by Trustee ....................................    28

SECTION 5.04.         Proceedings by Securityholders ................................................    28

SECTION 5.05.         Proceedings by Trustee ........................................................    29

SECTION 5.06.         Remedies Cumulative and Continuing ............................................    29

SECTION 5.07.         Direction of Proceedings and Waiver of Defaults by
                      Majority of Securityholders ...................................................    30

SECTION 5.08.         Notice of Defaults ............................................................    30

SECTION 5.09.         Undertaking to Pay Costs ......................................................    31

                                                 ARTICLE SIX
                                           CONCERNING THE TRUSTEE

SECTION 6.01.         Duties and Responsibilities of Trustee ........................................    31

SECTION 6.02.         Reliance on Documents, Opinions, etc. .........................................    32

SECTION 6.03.         No Responsibility for Recitals, etc. ..........................................    34

SECTION 6.04.         Trustee, Authenticating Agent, Paying Agents, Transfer Agents
                      or Registrar May Own Securities ...............................................    34

SECTION 6.05.         Moneys to be Held in Trust ....................................................    35

SECTION 6.06.         Compensation and Expenses of Trustee ..........................................    35

SECTION 6.07.         Officers' Certificate as Evidence .............................................    36

SECTION 6.08.         Conflicting Interest of Trustee ...............................................    36

SECTION 6.09.         Eligibility of Trustee ........................................................    36

SECTION 6.10.         Resignation or Removal of Trustee .............................................    37


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
SECTION 6.11.         Acceptance by Successor Trustee ...............................................    38

SECTION 6.12.         Succession by Merger, etc. ....................................................    38

SECTION 6.13.         Limitation on Rights of Trustee as a Creditor .................................    39

SECTION 6.14.         Authenticating Agents .........................................................    39

                                                ARTICLE SEVEN
                                       CONCERNING THE SECURITYHOLDERS

SECTION 7.01.         Action by Securityholders .....................................................    41

SECTION 7.02.         Proof of Execution by Securityholders .........................................    41

SECTION 7.03.         Who Are Deemed Absolute Owners ................................................    42

SECTION 7.04.         Securities Owned by Company Deemed Not Outstanding ............................    42

SECTION 7.05.         Revocation of Consents; Future Holders Bound ..................................    42

                                                ARTICLE EIGHT
                                          SECURITYHOLDERS' MEETINGS

SECTION 8.01.         Purposes of Meetings ..........................................................    43

SECTION 8.02.         Call of Meetings by Trustee ...................................................    43

SECTION 8.03.         Call of Meetings by Company or Securityholders ................................    43

SECTION 8.04.         Qualifications for Voting .....................................................    44

SECTION 8.05.         Regulations ...................................................................    44

SECTION 8.06.         Voting ........................................................................    44

                                                ARTICLE NINE
                                           SUPPLEMENTAL INDENTURES

SECTION 9.01.         Supplemental Indentures without Consent of Securityholders ....................    45

SECTION 9.02.         Supplemental Indentures with Consent of Securityholders .......................    46

SECTION 9.03.         Compliance with Trust Indenture Act; Effect of Supplemental Indentures ........    48

SECTION 9.04.         Notation on Securities ........................................................    48

SECTION 9.05.         Evidence of Compliance of Supplemental Indenture to be Furnished Trustee ......    48

                                                 ARTICLE TEN
                              CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

SECTION 10.01.        Company May Consolidate, etc., on Certain Terms ...............................    48
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                                     -iii-
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
SECTION 10.02.        Successor Corporation to be Substituted for Company ...........................    49

SECTION 10.03.        Opinion of Counsel to be Given Trustee ........................................    49

                                               ARTICLE ELEVEN
                                   SATISFACTION AND DISCHARGE OF INDENTURE

SECTION 11.01.        Discharge of Indenture ........................................................    49

SECTION 11.02.        Deposited Moneys and U.S. Government Obligations to be Held
                      in Trust by Trustee ...........................................................    50

SECTION 11.03.        Paying Agent to Repay Moneys Held .............................................    50

SECTION 11.04.        Return of Unclaimed Moneys ....................................................    51

SECTION 11.05.        Defeasance Upon Deposit of Moneys or U.S. Government Obligations ..............    51

                                               ARTICLE TWELVE
                       IMMUNITY OF INCORPORATORS, STOCKHOLDERS OFFICERS AND DIRECTORS

SECTION 12.01.        Indenture and Securities Solely Corporate Obligations .........................    52

                                              ARTICLE THIRTEEN
                                          MISCELLANEOUS PROVISIONS

SECTION 13.01.        Successors ....................................................................    53

SECTION 13.02.        Official Acts by Successor Corporation ........................................    53

SECTION 13.03.        Surrender of Company Powers ...................................................    53

SECTION 13.04.        Addresses for Notices, etc. ...................................................    53

SECTION 13.05.        Governing Law .................................................................    54

SECTION 13.06.        Evidence of Compliance with Conditions Precedent ..............................    54

SECTION 13.07.        Legal Holidays ................................................................    54

SECTION 13.08.        Trust Indenture Act to Control ................................................    54

SECTION 13.09.        Table of Contents, Headings, etc. .............................................    55

SECTION 13.10.        Execution in Counterparts .....................................................    55

SECTION 13.11.        Severability ..................................................................    55

SECTION 13.12.        Successors and Assigns of Company .............................................    55

SECTION 13.13.        Acknowledgment of Rights ......................................................    55


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                                              ARTICLE FOURTEEN
                                          REDEMPTION OF SECURITIES

SECTION 14.01.        Applicability of Article ......................................................    55

SECTION 14.02.        Notice of Redemption; Selection of Securities .................................    56

SECTION 14.03.        Payment of Securities Called for Redemption ...................................    57

                                               ARTICLE FIFTEEN
                                         SUBORDINATION OF SECURITIES

SECTION 15.01.        Agreement to Subordinate ......................................................    57

SECTION 15.02.        Default on Senior Indebtedness ................................................    57

SECTION 15.03.        No Default on Senior Indebtedness .............................................    59

SECTION 15.04.        Liquidation; Dissolution; Bankruptcy ..........................................    59

SECTION 15.05.        Subrogation ...................................................................    60

SECTION 15.06.        Trustee to Effectuate Subordination ...........................................    61

SECTION 15.07.        Notice by the Company .........................................................    61

SECTION 15.08.        Rights of the Trustee; Holders of Senior Indebtedness .........................    62

SECTION 15.09.        Subordination May Not Be Impaired .............................................    62

SECTION 15.10.        Miscellaneous .................................................................    63

                                    INDENTURE

      THIS INDENTURE, dated as of ___________, 2003, between CHILDTIME LEARNING CENTERS, INC., a Michigan corporation (hereinafter sometimes called the "Company"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee (hereinafter sometimes called the "Trustee"),

                              W I T N E S S E T H:

      WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issue from time to time of its unsecured subordinated notes to be issued in one or more series (the "Securities") up to such principal amount or amounts as may from time to time be authorized by the Company and, to provide the terms and conditions upon which the Securities are to be authenticated, issued and delivered, the Company has duly authorized the execution of this Indenture; and

      WHEREAS, all acts and things necessary to make this Indenture a valid agreement according to its terms, have been done and performed;

      NOW, THEREFORE, in consideration of the premises, and the purchase of the Securities by the holders thereof, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective holders from time to time of the Securities or of a series thereof, as follows:

                                   ARTICLE ONE
                                   DEFINITIONS

      Section 1.01. Definitions.

      The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.01. All other terms used in this Indenture which are defined in the Trust Indenture Act, or which are by reference therein defined in the Securities Act of 1933, as amended (the "Securities Act"), shall (except as herein otherwise expressly provided or unless the context otherwise requires) have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture as originally executed. All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles and the term "generally accepted accounting principles" means such accounting principles as are generally accepted at the time of any computation. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

      "ACCELERATION NOTICE" shall have the meaning assigned to such term in
Section 5.01 hereof.

      "AFFILIATE" shall mean, with respect to a specified Person, (a) any Person directly or indirectly owning, controlling or holding with power to vote 10% or more of the outstanding voting securities or other ownership interests of the specified Person, (b) any Person 10% or more of whose outstanding voting securities or other ownership interests are directly or indirectly owned, controlled or held with power to vote by the specified Person, (c) any Person directly or indirectly controlling, controlled by, or under common control with the specified Person, (d) a partnership in which the specified Person is a general partner, (e) any officer or director of the specified Person, and (f) if the specified Person is an individual, any entity of which the specified Person is an officer, director or general partner.

      "AUTHENTICATING AGENT" shall mean any agent or agents of the Trustee which at the time shall be appointed and acting pursuant to Section 6.14.

      "BANK ONE" shall mean Bank One, NA, with its main office in Chicago, Illinois, and successor by merger to Bank One, Michigan, a Michigan banking corporation, collectively with all of its successors and assigns under the Bank One Credit Agreement and its and their respective Affiliates.

      "BANK ONE CREDIT AGREEMENT" shall mean (a) the Amended and Restated Credit Agreement, dated as of January 31, 2002, as amended from time to time (the "Childtime Credit Agreement") between Childtime Childcare, Inc., an Illinois corporation ("Childtime Childcare"), and Bank One, together with all amendments, agreements, documents and instruments from time to time delivered in connection with the Childtime Credit Agreement (including, without limitation, all promissory notes, guaranty agreements, pledge agreements, security agreements, mortgages, deeds of trust, security deeds, collateral assignments and other security documents), and all agreements, devices and arrangements providing for payments calculated with reference to fluctuations of interest rates, exchange rates or forward rates (including without limitation any interest rate swap agreements, dollar denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts and warrants) entered into by Childtime Childcare with Bank One, and as the Childtime Credit Agreement and such other agreements, documents, instruments, devices and arrangements may be amended, amended and restated, renewed, extended, restructured, supplemented or otherwise modified from time to time, and (b) any credit agreement, loan agreement or other agreement, document, instrument, device or arrangement refinancing, refunding or otherwise replacing the Childtime Credit Agreement or any other agreement deemed the Bank One Credit Agreement under clause (a) or (b) hereof, whether or not with the same representative lenders or holders, and irrespective of any changes in the terms and conditions thereof. Without limiting the generality of the foregoing, the term "Bank One Credit Agreement" shall include any amendment, amendment and restatement, renewal, extension, restructuring, supplement or modification to the Bank One Credit Agreement, including any agreement (i) extending the maturity of any "Indebtedness" (as defined in the Bank One Credit Agreement) incurred thereunder or contemplated thereby, (ii) adding or deleting borrowers or guarantors thereunder, so long as borrowers and issuers include one or more of the Company and its Subsidiaries and their respective successors and assigns or (iii) increasing the amount of "Indebtedness" (as defined in the Bank One Credit Agreement) incurred thereunder or available to be borrowed thereunder.

      "BANKRUPTCY LAW" shall mean Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.

      "BOARD OF DIRECTORS" shall mean the Board of Directors or the Executive Committee of the Company or any duly authorized Committee of the Board of Directors of the Company.

      "BOARD RESOLUTION" shall mean a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification.

      "BUSINESS DAY" shall mean, with respect to any series of Securities, any day other than a day on which federal or state banking institutions in the State of Michigan are authorized or obligated by law, executive order or regulation to close.

      "COMMISSION" shall mean the Securities and Exchange Commission.

      "COMMON STOCK" shall mean the Common Stock, no par value, of the Company or any other class of stock resulting from changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value.

      "COMPANY" shall mean Childtime Learning Centers, Inc., a Michigan corporation, and, subject to the provisions of Article Ten, shall include its successors and assigns.

      "CONSOLIDATED SUBSIDIARY" of any Person means a subsidiary which for financial reporting purposes is or, in accordance with generally accepted accounting principles, should be, accounted for by such Person as a consolidated subsidiary.

      "CUSTODIAN" shall mean any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

      "DEFAULT" shall mean any event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default.

      "DEFAULTED INTEREST" shall have the meaning assigned to such term in
Section 2.05.

      "DEFEASANCE AGENT" shall have the meaning assigned to such term in Section
11.05 hereof.

      "DEPOSITARY" shall mean, with respect to Securities of any series, for which the Company shall determine that such Securities will be issued as a Global Security, The Depository Trust Company, New York, New York, another clearing agency, or any successor registered as a clearing agency pursuant to
Section 17A of the Exchange Act, or other applicable statute or regulation, which, in each case, shall be designated by the Company pursuant to either
Section 2.04 or 2.11.

      "DESIGNATED OFFICE OF THE TRUSTEE," or other similar term, shall mean the office of the Trustee located at the address set forth in Section 13.04, or such other location designated by the Trustee in accordance with the provisions of that Section.

      "DISCHARGED" shall have the meaning assigned to such term in Section 11.05 hereof.

      "EVENT OF DEFAULT" shall mean any event specified in Section 5.01, continued for the period of time, if any, and after the giving of the notice, if any, therein designated.

      "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

      "FIRST SUPPLEMENTAL INDENTURE" means the First Supplemental Indenture, dated the date hereof, between the Company and the Trustee.

      "GLOBAL SECURITY" shall mean, with respect to any series of Securities, a Security of such series executed by the Company and delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction, all in accordance with the Indenture, which shall be registered in the name of the Depositary or its nominee.

      "INDENTURE" shall mean this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented, or both, and shall include the form and terms of particular series of Securities established as contemplated hereunder.

      "INTEREST PAYMENT DATE" shall mean, when used with respect to any installment of interest on a Security of a particular series, the date specified in such Security or in a Board Resolution or in an indenture supplemental hereto with respect to such series as the fixed date on which an installment of interest with respect to Securities of that series is due and payable.

      "MATERIAL SUBSIDIARY" of any Person means, as of any date, any Subsidiary of such Person (a) the value of whose assets, as such assets would appear on a consolidated balance sheet of such Subsidiary and its Consolidated Subsidiaries prepared as of the end of the fiscal quarter next preceding such determination in accordance with generally accepted accounting principles, is at least 10% of the value of the assets of such Person and its Consolidated Subsidiaries, determined as aforesaid, or (b) which has revenues, as such revenues would appear on a consolidated income statement of such Subsidiary and its Consolidated Subsidiaries prepared as of the end of the fiscal quarter next preceding such determination in accordance with generally accepted accounting principles, constituting at least 10% of the revenues of such Person and its Consolidated Subsidiaries, or (c) which has net income, as such net income would appear on a consolidated income statement of such Subsidiary and its Consolidated Subsidiaries prepared as of the end of the fiscal quarter next preceding such determination in accordance with generally accepted accounting principles, constituting at least 10% of such Person's consolidated net income.

      "MATURITY DATE" shall mean the date on which any Securities mature and on which the principal shall be due and payable together with all accrued and unpaid interest thereon.

      "MORTGAGE" shall mean and include any mortgage, pledge, lien, security interest, conditional sale or other title retention agreement or other similar encumbrance.

      "OFFICERS' CERTIFICATE" shall mean a certificate signed by any two of the following: the Chief Executive Officer, the President, the Chief Financial Officer, any Vice President, the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company and delivered to the Trustee. Each such certificate shall include the statements provided for in Section 13.06 if and to the extent provided by the provisions of such Section.

      "OPINION OF COUNSEL" shall mean an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company, or may be other counsel satisfactory to the Trustee. Each such opinion shall include the statements provided for in Section 13.06 if and to the extent required by the provisions of such Section.

      "ORIGINAL ISSUE DISCOUNT SECURITY" shall mean any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 5.01.

      The term "OUTSTANDING" (except as otherwise provided in Section 6.08), when used with reference to Securities, shall, subject to the provisions of
Section 7.04, mean, as of any particular time, all Securities authenticated and delivered by the Trustee or the Authenticating Agent under this Indenture, except

            (a) Securities theretofore canceled by the Trustee or the Authenticating Agent or delivered to the Trustee for cancellation;

            (b) Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent); provided that, if such Securities, or portions thereof, are to be redeemed prior to maturity thereof, notice of such redemption shall have been given as provided in Article Fourteen or provision satisfactory to the Trustee shall have been made for giving such notice; and

            (c) Securities paid pursuant to Section 2.08 or in lieu of or in substitution for which other Securities shall have been authenticated and delivered pursuant to the terms of Section
                  2.08 unless proof satisfactory to the Company and the Trustee is presented that any such Securities are held by bona fide holders in due course.

      In determining whether the holders of the requisite principal amount of outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of an Original Issue Discount Security that shall be deemed to be outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 5.01

      "PAYMENT BLOCKAGE PERIOD" shall have the meaning assigned to such term in
Section 15.02.

      "PERMITTED JUNIOR SECURITIES" shall have the meaning assigned to such term in Section 15.04.

      "PERSON" shall mean any individual, corporation, partnership, limited liability company joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      "RESPONSIBLE OFFICER," when used with respect to the Trustee, shall mean any officer of the Trustee within the Corporate Trust Administration of the Trustee (or any successor unit or department of the Trustee) located at the Designated Office of the Trustee who has direct responsibility for the administration of this Indenture, and for purposes of Section 6.01(a)(2) and the proviso in Section 5.08, shall also include any officer of the Trustee to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

      "SECURITY" or "SECURITIES" shall have the meaning stated in the first recital of this Indenture and more particularly means any security or securities, as the case may be, authenticated and delivered under this Indenture.

      "SECURITY REGISTER" shall have the meaning assigned to such term in
Section 2.07 hereof.

      "SECURITYHOLDER," "HOLDER," "HOLDER" or other similar terms, shall mean any person in whose name at the time a particular Security is registered on the register kept by the Company or the Trustee for that purpose in accordance with the terms hereof.

      "SENIOR INDEBTEDNESS" shall mean all indebtedness, obligations and other liabilities of the Company or any of its Subsidiaries, whether now existing or hereafter arising, whether direct or indirect, absolute or contingent and howsoever evidenced, under or in respect of the Bank One Credit Agreement, whether for principal, interest (including, without limitation, interest accruing after the filing of a petition initiating any proceeding under any state or federal bankruptcy law whether or not such interest is an allowable claim), reimbursement of amounts drawn under letters of credit issued or arranged for pursuant thereto, guarantees in respect thereof, and all charges, fees, expenses (including reasonable fees and expenses of counsel), premiums, indemnifications and other amounts in respect of the Bank One Credit Agreement incurred by or owing to Bank One and/or any other lender under the Bank One Credit Agreement or their representative, agent or trustee, and all other obligations of the Company or any of its Subsidiaries incurred under or in respect of or relating to the Bank One Credit Agreement, including, without limitation, any interest rate protection obligations and in respect of premiums, indemnities or otherwise, and all indebtedness under the Bank One Credit Agreement which is disallowed, avoided or subordinated pursuant to Section 548 of the Federal Bankruptcy Code or any applicable state fraudulent conveyance law.

      "SENIOR INDEBTEDNESS NON-PAYMENT DEFAULT" shall mean any event (other than a Senior Indebtedness Payment Default) the occurrence of which entitles one or more Persons to accelerate the maturity of the Senior Indebtedness.

      "SENIOR INDEBTEDNESS PAYMENT DEFAULT" shall mean any default in the payment of principal of (or premium, if any, on) or interest on the Senior Indebtedness beyond any applicable grace period with respect thereto, whether such payment is due at stated maturity, by acceleration or otherwise.

      "SUBORDINATED INDEBTEDNESS" shall mean all indebtedness, obligations and liabilities of the Company or any of its Subsidiaries to any of the holders of the Securities issued pursuant hereto or their successors or assigns in respect of the Securities or this Indenture, whether now existing or hereafter arising, whether direct or indirect, absolute or contingent and howsoever evidenced, including without limitation any extensions, renewals, increases or other modifications thereof, all principal, interest, premiums, indemnities and fees and costs under or in any way arising therefrom, and all indebtedness, obligations and liabilities of the Company or any of its Subsidiaries in respect of the Securities to any such holder under the Federal Bankruptcy Code or under any similar law.

      "SUBSIDIARY" shall mean with respect to any Person, (i) any corporation at least a majority of whose outstanding voting stock of which is owned, directly or indirectly, by such Person or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries, (ii) any general partnership, joint venture or similar entity, at least a majority of whose outstanding partnership or similar interests shall at the time be owned by such Person, or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries and (iii) any limited partnership of which such Person or any of its Subsidiaries is a general partner. For the purposes of this definition, "voting stock" means shares, interests, participations or other equivalents in the equity interest (however designated) in such Person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such Person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

      "TRUST INDENTURE ACT" shall mean the Trust Indenture Act of 1939 as in force at the date of execution of this Indenture, except as provided in Section 9.03.

      "TRUSTEE" shall mean the Person identified as "Trustee" in the first paragraph hereof, and, subject to the provisions of Article Six hereof, shall also include its successors and assigns as Trustee hereunder. The term "Trustee" as used with respect to a particular series of the Securities shall mean the trustee with respect to that series.

      "U.S. GOVERNMENT OBLIGATIONS" shall mean securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case under clauses (i) or (ii) are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S.

Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

      "VICE PRESIDENT" when used with respect to the Company or the Trustee shall mean any vice president, whether or not designated by a number or word or words added before or after the title "vice president," including any executive, senior or assistant vice president.

      "YIELD TO MATURITY" shall mean the yield to maturity on a series of Securities, calculated at the time of issuance of such series of Securities, or if applicable, at the most recent redetermination of interest on such series and calculated in accordance with accepted financial practice by a nationally recognized accounting firm selected by the Company and not objected to by the Trustee.

                                   ARTICLE TWO
                                   SECURITIES

      SECTION 2.01. Forms Generally.

      The Securities of each series shall be in substantially the form as shall be established by or pursuant to a Board Resolution and as set forth in an Officers' Certificate of the Company or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any law or with any rules made pursuant thereto or with any rules of any securities exchange or all as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

      In the event the Securities are issued in definitive form pursuant to this Indenture, such Securities shall be typewritten, printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

      SECTION 2.02. Form of Trustee's Certificate of Authentication.

      The Trustee's certificate of authentication on all Securities shall be in substantially the following form:

      This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                         [insert name of Trustee],
                                         as Trustee


                                         By_____________________________________
                                         Authorized Signatory

      SECTION 2.03. Amount Unlimited; Issuable in Series.

      The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture or otherwise by the Company is unlimited.

      The Securities may be issued in one or more series up to the aggregate principal amount of securities of that series from time to time authorized by or pursuant to a Board Resolution of the Company or pursuant to one or more indentures supplemental hereto the terms of which shall not be inconsistent with the provisions of this Indenture. Prior to the initial issuance of Securities of any series, there shall be established in or pursuant to a Board Resolution of the Company and set forth in an Officers' Certificate of the Company or established in one or more indentures supplemental hereto:

            (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

            (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 2.07, 2.08, 2.09, 9.04 or 14.03);

            (3) the date or dates on which the principal of and premium, if any, on the Securities of the series is payable;

            (4) the rate or rates at which the Securities of the series shall bear interest, if any, or the method by which such interest may be determined, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable or the manner of determination of such Interest Payment Dates and the record dates for the determination of holders to whom interest is payable on any such Interest Payment Dates;

            (5) the place or places where the principal of, and premium, if any, and any interest on Securities of the series shall be payable;

            (6) the price or prices at which, the period or periods within which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company, pursuant to any sinking fund or otherwise;

            (7) the obligation, if any, of the Company to redeem, purchase, repay or convert Securities of the series at the option of a Securityholder thereof and the price or prices at which, the period or periods within which, and the terms and conditions upon which Securities of the series shall be redeemed, purchased, repaid or converted, in whole or in part, pursuant to such obligation;

            (8) any Events of Default with respect to the Securities of the series, if other than as set forth herein;

            (9)   the form of the Securities of the series;

            (10) any trustee, authenticating or paying agents, warrant agents, transfer agents or registrars (in addition to the Trustee) with respect to the Securities of the series;

            (11) whether the Securities of the series shall be issued in whole or in part in the form of one or more Global Securities and, in such case, the Depositary for such Global Security or Securities, and whether beneficial owners of interests in any such Global Securities may exchange such interests for other Securities of such series in the manner provided in Section 2.07, and the manner and the circumstances under which and the place or places where any such exchanges may occur if other than in the manner provided in Section 2.07, and any other terms of the series relating to the global nature of the Global Securities of such series and the exchange, registration or transfer thereof and the payment of any principal thereof, or interest or premium, if any, thereon; and

            (12) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

      All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution or in any such indenture supplemental hereto.

      If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate of the Company setting forth the terms of the series.

      SECTION 2.04. Authentication and Dating.

      At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, and the Trustee shall thereupon authenticate and make available for delivery said Securities to or upon the written order of the Company, signed by any two of its Chief Executive Officer, Chief Financial Officer, President, Vice Presidents, Treasurer, Assistant Treasurer,

Controller or Assistant Controller, Secretary or Assistant Secretary, without any further action by the Company hereunder. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon:

            (1) a copy of any Board Resolution or Resolutions relating thereto and, if applicable, an appropriate record of any action taken pursuant to such resolution, in each case certified by the Secretary or an Assistant Secretary of the Company;

            (2) either (x) an executed supplemental indenture, if any; or (y) an Officers' Certificate, in either case setting forth the form and terms of the Securities as required pursuant to Sections 2.01 and 2.03, respectively;

            (3)   an Opinion of Counsel which shall state:

                  (a) that the form of such Securities has been established by or pursuant to a Board Resolution or by a supplemental indenture as permitted by Section 2.01 in conformity with the provisions of this Indenture;

                  (b) that the terms of such Securities have been established by or pursuant to a Board Resolution or by a supplemental indenture as permitted by Section 2.03 in conformity with the provisions of this Indenture;

                  (c) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company;

                  (d) that all laws and requirements in respect of the execution and delivery by the Company of the Securities have been complied with in all material respects and that authentication and delivery of the Securities by the Trustee will not violate the terms of the Indenture; and

                  (e) such other matters as the Trustee may reasonably request; and

            (4)   an Officers' Certificate and Opinion of Counsel required by
                  Section 13.06.

      The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith shall determine that such action would expose the Trustee to personal liability to existing holders.

      SECTION 2.05. Date and Denomination of Securities.

      The Securities shall be issuable as registered Securities without coupons and in such denominations as shall be specified as contemplated by Section 2.03. In the absence of any such specification with respect to the Securities of any series, the Securities of such series shall be issuable in the denominations of $35 and any increments thereof. The Securities shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plans as the officers of the Company executing the same may determine with the approval of the Trustee as evidenced by the execution and authentication thereof.

      Every Security shall be dated the date of its authentication, shall bear interest, if any, from such date and shall be payable on such dates, in each case, as contemplated by Section 2.03. The interest installment on any Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date for Securities of that series shall be paid to the Person in whose name said Security is registered at the close of business on the regular record date for such interest installment. In the event that any Security of a particular series or portion thereof is called for redemption and the redemption date is subsequent to a regular record date with respect to any Interest Payment Date and prior to such Interest Payment Date, interest on such Security will be paid upon presentation and surrender of such Security as provided in Section 3.02.

      Any interest on any Security that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date for Security of the same series (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered holder on the relevant regular record date by virtue of having been such holder; and such Defaulted Interest shall be paid by the Company, at its election, as provided in clause (1) or clause (2) below:

            (1) Except as may be set forth in a supplemental indenture or an Officers' Certificate pursuant to Section 2.03 hereof, the Company may make payment of any Defaulted Interest on Securities to the Persons in whose names such Securities are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner: the Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a special record date for the payment of such Defaulted Interest which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first class postage prepaid, to each Securityholder at his or her address as it appears in the Security Register, not less than 10 days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Securities are registered on such special record date and shall be no longer payable pursuant to the following clause (2).

            (2) Except as may be set forth in a supplemental indenture or an Officers' Certificate pursuant to Section 2.03 hereof, the Company may make payment of any Defaulted Interest on any Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustees of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

      Unless otherwise set forth in one or more indentures supplemental hereto or any Officers' Certificate establishing the terms of any series of Securities pursuant to Section 2.01 hereof, the term "regular record date" as used in this Section with respect to a series of Securities with respect to any Interest Payment Date for such series shall mean either the fifteenth day of the month in which an Interest Payment Date established for such series pursuant to Section
2.01 hereof shall occur, if such Interest Payment Date is the last day of a month, or the first day of the month in which an Interest Payment Date established for such series pursuant to Section 2.01 hereof shall occur, if such Interest Payment Date is the fifteenth day of a month, whether or not such date is a Business Day.

      Subject to the foregoing provisions of this Section, each Security of a series delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Security of such series shall carry the rights to interest accrued and unpaid, and to accrue, that were carried by such other Security.

      SECTION 2.06. Execution of Securities.

      The Securities shall be signed in the name and on behalf of the Company by the manual or facsimile signature of its Chief Executive Officer, President or one of its Vice Presidents and may be attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries, under its corporate seal which may be affixed thereto or printed, engraved or otherwise reproduced thereon, by facsimile or otherwise, and which need not be attested. Only such Securities as shall bear thereon a certificate of authentication substantially in the form hereinbefore recited, manually executed by the Trustee or the Authenticating Agent, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee or the Authenticating Agent upon any Security executed by the Company shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

      In case any officer of the Company who shall have signed any of the Securities shall cease to be such officer before the Securities so signed shall have been authenticated and delivered by the Trustee or the Authenticating Agent, or disposed of by the Company, such Securities nevertheless may be authenticated and delivered or disposed of as though the person who signed such Securities had not ceased to be such officer of the Company; and any Security may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Security, shall be the proper officers of the Company, although at the date of the execution of this Indenture any such person was not such an officer.

      SECTION 2.07. Exchange and Registration of Transfer of Securities.

      Subject to Section 2.03, Securities of any series may be exchanged for a like aggregate principal amount of Securities of the same series of other authorized denominations. Securities to be exchanged may be surrendered at the principal corporate trust office of the Trustee or at any office or agency to be maintained by the Company for such purpose as provided in Section 3.02, and the Company shall execute, the Company or the Trustee shall register and the Trustee or the Authenticating Agent shall authenticate and make available for delivery in exchange therefor the Security or Securities which the Securityholder making the exchange shall be entitled to receive. Upon due presentment for registration of transfer of any Security of any series at the principal corporate trust office of the Trustee or at any office or agency of the Company maintained for such purpose as provided in Section 3.02, the Company shall execute, the Company or the Trustee shall register and the Trustee or the Authenticating Agent shall authenticate and make available for delivery in the name of the transferee or transferees a new Security or Securities of the same series for a like aggregate principal amount. Registration or registration of transfer of any Security by the Trustee or by any agent of the Company appointed pursuant to Section 3.02, and delivery of such Security, shall be deemed to complete the registration or registration of transfer of such Security.

      The Company or the Trustee shall keep, at the Designated Office of the Trustee, a register for each series of Securities issued hereunder (each a "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company or the Trustee shall register all Securities and shall register the transfer of all Securities as this Article Two provides, which (subject to Section 2.11) shall be the only method of effecting a transfer of Securities. Such register shall be in written form or in any other form capable of being converted into written form within a reasonable time.

      All Securities presented for registration of transfer or for exchange or payment shall (if so required by the Company or the Trustee or the Authenticating Agent) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Trustee or the Authenticating Agent duly executed by, the holder or his attorney duly authorized in writing.

      No service charge shall be made for any exchange or registration of transfer of Securities, but the Company or the Trustee may require payment of a sum sufficient to cover any tax, fee or other governmental charge that may be imposed in connection therewith.

      The Company or the Trustee shall not be required to exchange or register a transfer of (a) any Security for a period of 15 days next preceding the date of selection of Securities of such series for redemption, or (b) any Securities of any series selected, called or being called for redemption in whole or in part, except in the case of any Securities of any series to be redeemed in part, the portion thereof not so to be redeemed.

      SECTION 2.08. Mutilated, Destroyed, Lost or Stolen Securities.

      In case any temporary or definitive Security shall become mutilated or be destroyed, lost or stolen, the Company shall execute, and upon written request by the Company, the Trustee shall authenticate and deliver, a new Security of the same series bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen. In every case the applicant for a substituted Security shall furnish to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof.

      The Trustee may authenticate any such substituted Security and deliver the same upon the written request or authorization of any officer of the Company. Upon the issuance of any substituted Security, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Security which has matured or is about to mature or has been called for redemption in full shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Security) if the applicant for such payment shall furnish to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless and, in case of destruction, loss or theft, evidence satisfactory to the Company and to the Trustee of the destruction, loss or theft of such Security and of the ownership thereof.

      Every substituted Security of any series issued pursuant to the provisions of this Section 2.08 by virtue of the fact that any such Security is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be found at any time, shall be subject to all the terms and conditions of this Indenture, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the same series duly issued hereunder. All Securities shall be held and owned upon the express condition that, to the extent permitted by applicable law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

      SECTION 2.09. Temporary Securities.

      Subject to Section 2.03, pending the preparation of definitive Securities of any series the Company may execute and the Trustee shall authenticate and make available for delivery temporary Securities (typed, printed or lithographed). Temporary Securities shall be issuable in any authorized denomination, and substantially in the form of the definitive Securities but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Company. Every such temporary Security shall be executed by the Company and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Securities. Without unreasonable delay the Company will execute and deliver to the Trustee or the Authenticating Agent definitive Securities and thereupon any or all temporary Securities of such series may be surrendered in exchange therefor, at the principal corporate trust office of the Trustee or at any office or agency maintained by the Company for such purpose as provided in Section 3.02, and the Trustee or the Authenticating Agent shall authenticate and make available for delivery in exchange for such temporary Securities a like aggregate principal amount of such definitive Securities. Such exchange shall be made by the Company at its own expense and without any charge therefor except that in case of any such exchange involving a registration of transfer the Company may require payment of a sum sufficient to cover any tax, fee or other governmental charge that may be imposed in relation thereto. Until so exchanged, the temporary Securities of any series shall in all respects be subject to all the terms and conditions of this Indenture and entitled to the same benefits under this Indenture as definitive Securities of the same series authenticated and delivered hereunder.

      SECTION 2.10. Cancellation of Securities Paid, etc.

      All Securities surrendered for the purpose of payment, redemption, exchange, conversion or registration of transfer, shall, if surrendered to the Company or any paying agent, be surrendered to the Trustee and promptly canceled by it, or, if surrendered to the Trustee or any Authenticating Agent, shall be promptly canceled by it, and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. All Securities canceled by any Authenticating Agent shall be delivered to the Trustee. The Trustee shall dispose of cancelled Securities in accordance with its then customary procedures. If the Company shall acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation.

      SECTION 2.11. Global Securities.

            (a) If the Company shall establish pursuant to Section 2.03 that the Securities of a particular series are to be issued as a Global Security, then the Company shall execute and the Trustee shall, in accordance with Section 2.04, authenticate and deliver, a Global Security that (i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, all of the outstanding Securities of such series, (ii) shall be registered in the name of the Depositary or its nominee, (iii) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction and (iv) shall bear a legend substantially to the following effect:

      Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

            (b) Subject to Section 2.11(c), notwithstanding the provisions of
Section 2.07, the Global Security of a series may be transferred, in whole but not in part and in the manner provided in Section 2.07, only to another nominee of the Depositary for such series, or to a successor Depositary for such series selected or approved by the Company or to a nominee of such successor Depositary.

            (c) A Global Security shall be exchangeable for Securities in registered certificated form if (i) the Depositary (x) notifies the Company that it is unwilling or unable to continue as Depositary for the Global Security and the Company thereupon fails to appoint a successor Depositary within 90 days or
(y) has ceased to be a clearing agency registered under the Exchange Act, (ii) the Company in its sole discretion elects to cause the issuance of the Securities in certificated form or (iii) there shall have occurred and be continuing an Event of Default or any event which after notice or lapse of time or both would be an Event of Default. In any such event the Company will execute and, subject to Section 2.07, the Trustee, upon receipt of an Officers' Certificate evidencing such determination by the Company that such event has occurred, will authenticate and make available for delivery the Securities of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security of such series in exchange for such Global Security. Upon the exchange of the Global Security for such Securities in definitive registered form without coupons, in authorized denominations, the Global Security shall be canceled by the Trustee. Such Securities in definitive registered form issued in exchange for the Global Security or beneficial interests therein pursuant to this Section 2.11(c) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Depositary for delivery to the Persons in whose names such Securities are so registered.

      In addition, beneficial interests in a Global Security may be exchanged for certificated Securities upon request but only upon at least 20 days prior written notice given to the Trustee by or on behalf of DTC in accordance with customary procedures.

      So long as the system of registration described in this Section 2.11 is in effect, (a) the records of the Depositary will be determinative for all purposes and (b) neither the Company, the Trustee nor any paying agent, Security registrar or transfer agent for such Securities will have any responsibility or liability for (i) any aspect of the records relating to or payments made on account of owners of beneficial interests in the Securities of such series, (ii) maintaining, supervising or reviewing any records relating to such beneficial interests, (iii) receipt of notices, voting and requesting or directing the Trustee to take, or not to take, or consenting to, certain actions hereunder, or
(iv) the records and procedures of the Depositary.

      SECTION 2.12. CUSIP Numbers.

      The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Securityholders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will notify the Trustee of any change in the CUSIP numbers within three (3) business days after such change or, if later, after becoming aware of such change.

                                 ARTICLE THREE
                       PARTICULAR COVENANTS OF THE COMPANY

      SECTION 3.01. Payment of Principal, Premium and Interest.

      The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay or cause to be paid the principal of, premium, if any, and interest on each of the Securities of that series at the place, at the respective times and in the manner provided in such Securities. Except with respect to Global Securities, each installment of interest on the Securities of any series may be paid by mailing checks for such interest payable to the order of the holders of Securities of such series entitled thereto as they appear on the registry books of the Company.

      SECTION 3.02. Offices for Notices and Payments, etc.

      So long as any of the Securities remain outstanding, the Company will maintain in New York, New York, or Detroit, Michigan, an office or agency where the Securities of each series may be presented for payment, an office or agency where the Securities of that series may be presented for registration of transfer and for exchange as in this Indenture provided and an office or agency where notices and demands to or upon the Company in respect of the Securities of that series or of this Indenture may be served. The Company will give to the Trustee written notice of the location of any such office or agency and of any change of location thereof. Until otherwise designated from time to time by the Company in a notice to the Trustee, or specified as contemplated by Section 2.03, any such office or agency for all of the above purposes shall be the office or agency of the Trustee. In case the Company shall fail to maintain any such office or agency in New York, New York, or Detroit, Michigan, or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the principal corporate trust office of the Trustee.

      In addition to any such office or agency, the Company may from time to time designate one or more offices or agencies outside New York, New York, or Detroit, Michigan, where the Securities may be presented for registration of transfer and for exchange in the manner provided in this Indenture, and the Company may from time to time rescind such designation, as the Company may deem desirable or expedient; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain any such office or agency in New York, New York, or Detroit, Michigan, for the purposes above mentioned. The Company will give to the Trustee prompt written notice of any such designation or rescission thereof.

      SECTION 3.03. Appointments to Fill Vacancies in Trustee's Office.

      The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 6.10, a Trustee, so that there shall at all times be a Trustee hereunder.

      SECTION 3.04. Provision as to Paying Agent.

            (a) If the Company shall appoint a paying agent other than the Trustee with respect to the Securities of any series, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provision of this Section 3.04,

            (1) that it will hold all sums held by it as such agent for the payment of the principal of and premium, if any, or interest, if any, on the Securities of such series (whether such sums have been paid to it by the Company or by any other obligor on the Securities of such series) in trust for the benefit of the holders of the Securities of such series; and

            (2) that it will give the Trustee immediate written notice of any failure by the Company (or by any other obligor on the Securities of such series) to make any payment of the principal of and premium, if any, or interest, if any, on the Securities of such series when the same shall be due and payable.

            (b) If the Company shall act as its own paying agent, it will, on or before each due date of the principal of and premium, if any, or interest, if any, on the Securities of any series, set aside, segregate and hold in trust for the benefit of the holders of the Securities of such series a sum sufficient to pay such principal, premium or interest so becoming due and will immediately notify the Trustee in writing of any failure to take such action and of any failure by the Company (or by any other obligor under the Securities of such series) to make any payment of the principal of and premium, if any, or interest, if any, on the Securities of such series when the same shall become due and payable.

            (c) Anything in this Section 3.04 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge with respect to one or more or all series of Securities hereunder, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust for any such series by the Trustee or any paying agent hereunder, as required by this Section 3.04, such sums to be held by the Trustee upon the trusts herein contained.

            (d) Anything in this Section 3.04 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 3.04 is subject to Sections 11.03 and 11.04.

      SECTION 3.05. Certificate to Trustee.

      The Company will deliver to the Trustee on or before 120 days after the end of each fiscal year, so long as Securities of any series are outstanding hereunder, an Officers' Certificate stating that in the course of the performance by the signers of their duties as officers of the Company they would normally have knowledge of any default by the Company in the performance of any covenants contained herein, stating whether or not they have knowledge of any such default and, if so, specifying each such default of which the signers have knowledge and the nature thereof and otherwise complying with Section 314(a)(4) of the Trust Indenture Act.

      The Company shall, so long as any of the Securities are outstanding, deliver to the Trustee, forthwith upon becoming aware of any default or Event of Default in respect of the performance or observance of any covenant, agreement or condition contained in this Indenture or the Securities, but in any event not later than ten Business Days after the occurrence thereof, an Officers' Certificate specifying such default or Event of Default and what action the Company is taking or proposes to take with respect thereto.

      SECTION 3.06. Compliance with Consolidation Provisions.

      The Company will not, while any of the Securities remain outstanding, consolidate with, or merge into, any other Person or permit any other Person to merge into the Company, or sell or convey all or substantially all of its property to any other Person unless the provisions of Article Ten hereof are complied with.

      SECTION 3.07. Calculation of Original Issue Discount.

      In the event there are any Original Issue Discount Securities issued and outstanding, the Company shall file with the Trustee promptly at the end of each calendar year (i) a written notice specifying the amount of any original issue discount (including daily rates and accrual periods) accrued on outstanding Securities as of the end of such year and (ii) such other information relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.

      The Company shall provide to the Trustee on a timely basis such information as the Trustee requires to enable the Trustee to prepare and file any form required to be submitted by the Company with the Internal Revenue Service and the Holders of the Securities relating to original issue discount, including, without limitation, Form 1099-OID or any successor form.

                                  ARTICLE FOUR
                    SECURITYHOLDERS' LISTS AND REPORTS BY THE
                             COMPANY AND THE TRUSTEE

      SECTION 4.01. Securityholders' Lists.

      The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee:

            (a) on a quarterly basis on each regular record date for each series of Securities, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Securityholders of such series of Securities as of such record date (and on dates to be determined pursuant to Section 2.03 for non-interest bearing securities in each year); and

            (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company, of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

except that no such lists need be furnished so long as the Trustee is in possession thereof by reason of its acting as Security registrar for such series.

      SECTION 4.02. Preservation and Disclosure of Lists.

            (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of each series of Securities (1) contained in the most recent list furnished to it as provided in Section 4.01 or (2) received by it in the capacity of Securities registrar (if so acting) hereunder. The Trustee may destroy any list furnished to it as provided in Section 4.01 upon receipt of a new list so furnished.

            (b) In case three or more holders of Securities of any series (hereinafter referred to as "applicants") apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Security of such series for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other holders of Securities of such series or with holders of all Securities with respect to their rights under this Indenture or under such Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall within five business days after the receipt of such application, at its election, either:

            (1) afford such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 4.02, or

            (2) inform such applicants as to the approximate number of holders of such series or all Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 4.02, and as to the approximate cost of mailing to such Securityholders the form of proxy or other communication, if any, specified in such application. If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Securityholder of such series or to all Securityholders, as the case may be, whose name and address appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 4.02 a copy of the form of proxy or other communication which is specified in such request with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the holders of Securities of such series or all Securities, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Securityholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

            (c) Each and every holder of Securities, by receiving and holding the same, agrees with Company and the Trustee that neither the Company nor the Trustee nor any paying agent shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the holders of Securities in accordance with the provisions of subsection (b) of this
Section 4.02, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under said subsection (b).

      SECTION 4.03. Reports by Company.

            (a) The Company covenants and agrees to file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports, including annual reports on Form 10-K and quarterly reports on Form 10-Q (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe), which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

            (b) The Company covenants and agrees to file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations.

            (c) The Company covenants and agrees that, following the qualification of this Indenture under the Trust Indenture Act, it will comply with the other provisions of Section 314(a) of the Trust Indenture Act.

            (d) Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

      SECTION 4.04. Reports by the Trustee.

            (a) The Trustee shall transmit to Securityholders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within 60 days after each May 15 following the date of this Indenture, deliver to Securityholders a brief report, dated as of such May 15, which complies with the provisions of such Section 313(a).

            (b) A copy of each such report shall, at the time of such transmission to Securityholders, be filed by the Trustee with each stock exchange, if any, upon which the Securities are listed, with the Commission and with the Company. The Company will promptly notify the Trustee when the Securities are listed on any stock exchange.

                                  ARTICLE FIVE
                   REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS

      SECTION 5.01. Events of Default.

      The occurrence of any of the following events with respect to Securities of any series or such other events as may be established with respect to the Securities of that series as contemplated by Section 2.03 hereof (whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall constitute an "Event of Default":

            (a) default in the payment of any interest upon any Securities of that series or any other Securities when it becomes due and payable, and continuance of such default for a period of 30 days; or

            (b) default in the payment of all or any part of the principal of (or premium, if any, on) any Securities of that series or any other Securities as and when the same shall become due and payable either at maturity, upon redemption, by declaration of acceleration or otherwise; or

            (c) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with and other than those set forth exclusively in terms of any particular series of Securities established as contemplated in this Indenture), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the holders of at least 25% in principal amount of the outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

            (d) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company or any Material Subsidiary in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or any Material Subsidiary or for any substantial part of their respective properties, or ordering the winding-up or liquidation of their respective affairs and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days; or

            (e) the Company or any Material Subsidiary shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or of any substantial part of their respective properties, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay their respective debts as they become due.

      If an Event of Default (other than an Event of Default with respect to the Company or any Material Subsidiary specified in Section 5.01(d) or (e) hereof), occurs and is continuing, then, except as set forth in the next succeeding sentence, unless the principal of all of the Securities of such series shall have already become due and payable, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Securities of that series then outstanding hereunder, by notice in writing to the Company (and to the Trustee if given by Securityholders) (the "Acceleration Notice"), may declare the entire principal (or, if the

Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified under the terms of that series) of all Securities of that series and the interest and premiums accrued thereon, if any, together with any premium otherwise payable pursuant to the terms of such Securities to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable. Notwithstanding anything to the contrary contained herein, until such time as all Senior Indebtedness shall have been paid in full in cash and the Bank One Credit Agreement, all commitments to lend or otherwise extend credit under the Bank One Credit Agreement and any and all letters of credit issued pursuant thereto shall have expired or been irrevocably terminated, neither the Trustee nor the holders of Securities shall have the right to accelerate the maturity of the Securities as a result of an Event of Default specified in Sections 5.01(a), (b) or (c). If an Event of Default specified in Section 5.01 (d) or (e) occurs, the principal of and accrued interest on all Securities shall become immediately due and payable without any declaration or other act on the part of the Trustee or Securityholder.

      The foregoing paragraph, however, is subject to the condition that if, at any time after the principal (or, if the Securities are Original Issue Discount Securities, such portion of the principal as may be specified under the terms thereof) of the Securities of any series (or of all the Securities, as the case may be) shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Securities of such series (or of all the Securities, as the case may be) and the principal of and premium, if any, on any and all Securities of such series (or of all the Securities, as the case may be) which shall have become due otherwise than by acceleration (with interest upon such principal and premium, if any, and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series (or at the respective rates of interest or Yields to Maturity of all the Securities, as the case may
be) to the date of such payment or deposit) and such amount as shall be sufficient to cover reasonable compensation to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith, and if any and all Events of Default under the Indenture (other than the non-payment of the principal of the Securities which shall have become due solely by such declaration of acceleration), shall have been cured, waived or otherwise remedied as provided herein -- then and in every such case the holders of a majority in aggregate principal amount of the Securities of such series (or of all the Securities, as the case may be) then outstanding, by written notice to the Company and to the Trustee, may waive all defaults with respect to that series (or with respect to all Securities, as the case may be, in such case, treated as a single class) and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

      In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the Trustee and the holders of the Securities shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the Trustee and the holders of the Securities shall continue as though no such proceeding had occurred.

      Within 30 days after the Trustee receives an Acceleration Notice from Securityholders with respect to the Securities of any series, the Trustee shall mail to all of the other Securityholders of that series, as the names and addresses of such holders appear upon the Security Register, notice of the giving of such Acceleration Notice, together with a copy thereof, unless such Acceleration Notice shall have been retracted, rescinded or annulled before the giving of such notice.

      SECTION 5.02. Payment of Securities on Default; Suit Therefor.

      The Company covenants that:

            (a) in case of default in the payment of any installment of interest upon any of the Securities of any series as and when the same shall become due and payable, and such default shall have continued for a period of three Business Days, or

            (b) in case of default in the payment of the principal of or premium, if any, on any of the Securities of any series as and when the same shall have become due and payable, whether at maturity of the Securities of that series or upon redemption or by declaration or otherwise;

then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Securities of that series, the amount that then shall have become due and payable on all such Securities of that series for principal and premium, if any, or interest, or both, as the case may be, with interest upon the overdue principal and premium, if any, and (to the extent that payment of such interest is enforceable under applicable law) upon the overdue installments of interest at the rate or Yield to Maturity (in the case of Original Issue Discount Securities) borne by the Securities of that series; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee, its agents, attorneys and counsel, and any expenses or liabilities incurred by the Trustee hereunder other than through its negligence or bad faith.

      In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor on such Securities and collect in the manner provided by law out of the property of the Company or any other obligor on such Securities wherever situated the moneys adjudged or decreed to be payable.

      In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Securities of any series under the Bankruptcy Law, or any other applicable law, or in case a receiver or trustee shall have been appointed for the property of the Company or such other obligor, or in the case of any other similar judicial proceedings relative to the Company or other obligor upon the Securities of any series, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Securities of any series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 5.02, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal and interest (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified under the terms of that series) owing and unpaid in respect of the Securities of such series and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee and all other amounts due the Trustee under Section 6.06) and of the Securityholders allowed in such judicial proceedings relative to the Company or any other obligor on the Securities of any series, or to the creditors or property of the Company or such other obligor, unless prohibited by applicable law and regulations, to vote on behalf of the holders of the Securities or any series in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the Securityholders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee and all other amounts due the Trustee under Section 6.06.

      Nothing herein contained shall be construed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any series or the rights of any holder thereof or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

      All rights of action and of asserting claims under this Indenture, or under any of the Securities, may be enforced by the Trustee without the possession of any of the Securities, or the production thereof on any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the holders of the Securities.

      In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the holders of the Securities, and it shall not be necessary to make any holders of the Securities parties to any such proceedings.

      SECTION 5.03. Application of Moneys Collected by Trustee.

      Any moneys collected by the Trustee or otherwise distributable in respect of the Company's obligations under this Indenture shall be applied in the following order, at the date or dates fixed by the Trustee for the distribution of such moneys, upon presentation of the several Securities in respect of which moneys have been collected, and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid:

            First: To the payment of costs and expenses of collection applicable to such series and reasonable compensation to the Trustee, its agents, attorneys and counsel, and of all other expenses and liabilities incurred, and all advances, if any, made, by the Trustee in accordance with the provisions of this Indenture; and all amounts due the Trustee under
      Section 6.06;

            Second: To the payment of all Senior Indebtedness of the Company if and to the extent required by Article Fifteen;

            Third: In case the principal of the outstanding Securities in respect of which moneys have been collected shall not have become due and be unpaid, to the payment of the amounts then due and unpaid upon Securities of such series for principal (and premium, if any), and interest on the Securities of such series, in respect of which or for the benefit of which money has been collected, ratably, without preference or priority of any kind, according to the amounts due on such Securities for principal (and premium, if any) and interest, respectively; and

            Fourth: To the Company.

      SECTION 5.04. Proceedings by Securityholders.

            (a) No holder of any Security of any series shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless (i) such holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof with respect to the Securities of such series specifying such Event of Default, as hereinbefore provided; (ii) the holders of not less than 25% in aggregate principal amount of the Securities of that series then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder; (iii) such holder or holders shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby;
(iv) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action, suit or proceeding, and (v) during such 60 day period the holders of a majority in aggregate principal amount of the Securities of that series shall not have given the Trustee a direction inconsistent with the request; it being understood and intended, and being expressly covenanted by the taker and holder of every Security with every other taker and holder and the Trustee, that no one or more holders of Securities of any series shall have any right in any manner whatever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of Securities, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Securities of the applicable series.

      Notwithstanding any other provisions in this Indenture, however, the right of any holder of any Security to receive payment of the principal of (premium, if any) and interest, if any, on such Security, on or after the same shall have become due and payable, or to institute suit for the enforcement of any such payment, shall not be impaired or affected without the consent of such holder and by accepting a Security hereunder it is expressly understood, intended and covenanted by the taker and holder of every Security of such series with every other such taker and holder and the Trustee, that no one or more holders of Securities of such series shall have any right in any manner whatsoever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of the holders of any other such Securities, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Securities of such series. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

      SECTION 5.05. Proceedings by Trustee.

      In case of an Event of Default hereunder the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture (including its rights as Trustee) by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

      SECTION 5.06. Remedies Cumulative and Continuing.

      Except as otherwise provided in Section 2.08, all powers and remedies given by this Article Five to the Trustee or to the Securityholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any other powers and remedies available to the Trustee or the holders of the Securities, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture or otherwise established with respect to such series, and no delay or omission of the Trustee or of any holder of any of the Securities to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 5.04, every power and remedy given by this Article Five or by law to the Trustee or to the Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Securityholders.

      SECTION 5.07. Direction of Proceedings and Waiver of Defaults by Majority of Securityholders.

      Subject to the last paragraph of Section 6.01 and Section 6.02(d), the holders of a majority in aggregate principal amount of the Securities of any series affected at the time outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, in each case with respect to such series of Securities; provided, however, that (subject to the provisions of Section 6.01) the Trustee shall have the right to decline to follow any such direction if the Trustee shall determine that the action so directed would be unjustly prejudicial to the holders not taking part in such direction or if the Trustee being advised by counsel determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith shall determine that the action or proceedings so directed would involve the Trustee in personal liability. Prior to any declaration accelerating the maturity of any series of the Securities, the holders of a majority in aggregate principal amount of the Securities of that series at the time outstanding may on behalf of the holders of all of the Securities of such series waive any past default or Event of Default including any default established pursuant to
Section 2.03 and its consequences except a default (a) in the payment of principal of, premium, if any, or interest on any of the Securities, (b) in respect of covenants or provisions hereof which cannot be modified or amended without the consent of the holder of each Security affected, or (c) in respect of the covenants contained in Section 3.06. Upon any such waiver, the default covered thereby shall be deemed to be cured for all purposes of this Indenture and the Company, the Trustee and the holders of the Securities of such series (or of all Securities, as the case may be) shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 5.07, such default or Event of Default shall for all purposes of the Securities of that series (or of all Securities, as the case may be) and this Indenture be deemed to have been cured and to be not continuing.

      SECTION 5.08. Notice of Defaults.

      Within 90 days after a Responsible Officer of the Trustee has received written notice of the occurrence of a default with respect to the Securities of any series, the Trustee shall mail to all Securityholders of that series, as the names and addresses of such holders appear upon the Security Register, notice of all defaults with respect to that series known to the Trustee, unless such defaults shall have been cured before the giving of such notice (the term "defaults" for the purpose of this Section 5.08 being hereby defined to be the events specified in clauses (a), (b), (c), (d) and (e) of Section 5.01, not including periods of grace, if any, provided for therein, and irrespective of the giving of written notice specified in clause (c) of Section 5.01 and (pursuant to Section 2.03(8)) any events specified in any indentures supplemental hereto or Officers' Certificate providing for the initial issuance of securities of such series, not including periods of grace); provided, however, that, except in the case of default in the payment of the principal of, premium, if any, or interest on any of the Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Securityholders of such series; and provided further, that in the case of any default of the character specified in Section 5.01(c) no such notice to Securityholders of such series shall be given until at least 60 days after the occurrence thereof but shall be given within 90 days after such occurrence.

      SECTION 5.09. Undertaking to Pay Costs.

      All parties to this Indenture agree, and each holder of any Security by such holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.09 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder, or group of Securityholders of any series, holding in the aggregate more than 10% in principal amount of the Securities of that series outstanding, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security against the Company on or after the same shall have become due and payable.

                                  ARTICLE SIX
                             CONCERNING THE TRUSTEE

      SECTION 6.01. Duties and Responsibilities of Trustee.

      With respect to the holders of any series of Securities issued hereunder, the Trustee, prior to the occurrence of an Event of Default with respect to securities of that series and after the curing or waiving of all Events of Default which may have occurred, with respect to securities of that series, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture or any supplemental indenture with respect to such series. In case an Event of Default with respect to the Securities of a series has occurred (which has not been cured or waived) of which a Responsible Officer of the Trustee has received written notice, the Trustee shall exercise such of the rights and powers vested in it by this Indenture or any supplemental indenture with respect to such series, and, in the case of a default by the issuer, shall use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

      No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

            (a) prior to the occurrence of an Event of Default with respect to Securities of a series and after the curing or waiving of all Events of Default with respect to that series which may have occurred:

            (1) the duties and obligations of the Trustee with respect to Securities of a series shall be determined solely by the express provisions of this Indenture or any supplemental indenture with respect to such series, and the Trustee shall not be liable except for the performance of such duties and obligations with respect to such series as are specifically set forth in this Indenture or any supplemental indenture with respect to such series, and no implied covenants or obligations shall be read into this Indenture or any supplemental indenture with respect to such series against the Trustee; and

            (2) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

            (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

            (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith, in accordance with the direction of the Securityholders pursuant to Section 5.07, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

      None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Indenture or adequate indemnity against such risk is not reasonably assured to it.

      SECTION 6.02. Reliance on Documents, Opinions, etc.

      Except as otherwise provided in Section 6.01:

            (a) the Trustee conclusively may rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, note, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any Board Resolution may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

            (c) the Trustee may consult with counsel of its selection and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

            (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders, pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby;

            (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default with respect to a series of the Securities (that has not been cured or waived) of which a Responsible Officer of the Trustee has actual knowledge, to exercise with respect to Securities of that series such of the rights and powers vested in it by this Indenture, and to use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

            (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, coupon or other paper or document, unless requested in writing to do so by the holders of not less than a majority in aggregate principal amount of the outstanding Securities of the series affected thereby; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding, provided, however, the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

            (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents (including any Authenticating Agent) or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed by it with due care;

            (h) the Trustee shall not be deemed to have notice or be charged with knowledge of any default or Event of Default unless a Responsible Officer of the Trustee shall have received from the Company or any other obligor upon the Securities or from any holder written notice thereof at the Designated Office of the Trustee, and such notice references the Securities and this Indenture;

            (i) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder;

            (j) the Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded;

            (k) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate; and

            (l) the permissive right of the Trustee to take any action under this Indenture shall not be construed as a duty to so act.

      SECTION 6.03. No Responsibility for Recitals, etc.

      The recitals contained herein and in the Securities (except in the certificate of authentication of the Trustee or the Authenticating Agent) shall be taken as the statements of the Company only, and the Trustee and the Authenticating Agent assume no responsibility for the correctness of the same. The Trustee and the Authenticating Agent make no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee and the Authenticating Agent shall not be accountable for the use or application by the Company of any Securities or the proceeds of any Securities authenticated and delivered by the Trustee or the Authenticating Agent in conformity with the provisions of this Indenture.

      SECTION 6.04. Trustee, Authenticating Agent, Paying Agents, Transfer
                    Agents or Registrar May Own Securities.

      The Trustee or any Authenticating Agent or any paying agent or any transfer agent or any Security registrar, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Trustee (subject, however, to Section 6.08 hereof), Authenticating Agent, paying agent, transfer agent or Security registrar.

      SECTION 6.05. Moneys to be Held in Trust.

      Subject to the provisions of Section 11.04 and Article Fifteen, all moneys received by the Trustee or any paying agent shall, until used or applied as herein provided, be held in trust for the purpose for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee shall invest all moneys received by the Trustee, until used or applied as provided herein, in accordance with the directions of the Company. The Trustee and any paying agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company. Subject to the provisions of Article Fifteen, so long as no Event of Default shall have occurred and be continuing, all interest allowed on any such moneys shall be paid from time to time upon the written order of the Company, signed by the Chief Executive Officer, the President or a Vice President or the Treasurer or an Assistant Treasurer or the Controller or an Assistant Controller of the Company.

      SECTION 6.06. Compensation and Expenses of Trustee.

      The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as shall be agreed to in writing between the Company and the Trustee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture or any supplemental indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its gross negligence or bad faith. The Company also covenants to indemnify each of the Trustee or any predecessor Trustee (and its officers, agents, directors and employees) for, and to hold it (and them) harmless against, any and all loss, damage, claim, liability or expense including taxes (other than taxes based on the income of the Trustee) incurred without gross negligence or bad faith on the part of the Trustee and arising out of or in connection with the acceptance or administration of this trust or the performance of its duties hereunder, including the costs and expenses incurred in enforcing the Company's indemnification obligations hereunder and of defending itself against any claim of liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligations of the Company under this Section 6.06 to compensate and indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) or interest on particular Securities.

      In addition to and without prejudice to the rights provided to the Trustee under any provision hereof, when the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.01(d) or Section 5.01(e), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law.

      The obligations of the Company under this Section 6.06 and any lien or claim arising hereunder shall survive the resignation or removal of the Trustee, the satisfaction, discharge or other termination, for any reason, of this Indenture or any rejection of this Indenture under any proceeding under Bankruptcy Law.

      "Trustee" for purposes of this Section 6.06 shall include any predecessor Trustee; provided, however, that the gross negligence or willful misconduct of any Trustee hereunder shall not affect the rights of any other Trustee hereunder.

      SECTION 6.07. Officers' Certificate as Evidence.

      Except as otherwise provided in Sections 6.01 and 6.02, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken or omitted by it under the provisions of this Indenture upon the faith thereof.

      SECTION 6.08. Conflicting Interest of Trustee.

      If the Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture, the Trustee and the Company shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the second to last paragraph of
Section 310(b) of the Trust Indenture Act.

      SECTION 6.09. Eligibility of Trustee.

      The Trustee hereunder shall at all times be a corporation organized and doing business under the laws of the United States of America or any state or territory thereof or of the District of Columbia or a corporation or other Person permitted to act as trustee by the Commission authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal, state, territorial, or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 6.09 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

      The Company may not, nor may any Person directly or indirectly controlling, controlled by, or under common control with the Company, serve as Trustee.

      In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.09, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.10.

      SECTION 6.10. Resignation or Removal of Trustee.

            (a) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign with respect to one or more or all series of Securities by giving written notice of such resignation to the Company and by mailing notice thereof to the holders of the applicable series of Securities at their addresses as they shall appear on the Security Register. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee or trustees with respect to the applicable series by written instrument, in duplicate, executed under the authority of a Board Resolution, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed with respect to any series of Securities and have accepted appointment within 30 days after the mailing of such notice of resignation to the affected Securityholders or the receipt by the Trustee of a notice of removal pursuant to Subsection (b) below, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide holder of a Security or Securities of the applicable series for at least six months may, subject to the provisions of Section 5.09, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

            (b)   In case at any time any of the following shall occur:

            (1)   the Trustee shall fail to comply with the provisions of
                  Section 6.08 after written request therefor by the Company or by any Securityholder who has been a bona fide holder of a Security or Securities for at least six months, or

            (2) the Trustee shall cease to be eligible in accordance with the provisions of Section 6.09 and shall fail to resign after written request therefor by the Company or by any Securityholder who has been a bona fide holder of a Security or Securities for at least six months, or

            (3) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed under the authority of a Board Resolution, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 5.09, any Securityholder who has been a bona fide holder of a Security or Securities of the applicable series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper, remove the Trustee and appoint a successor trustee.

            (c) The holders of a majority in aggregate principal amount of the Securities of any series at the time outstanding may at any time remove the Trustee with respect to such series and nominate a successor trustee with respect to the applicable series of Securities or all series, as the case may be, which shall be deemed appointed as successor trustee with respect to the applicable series unless within 10 days after such nomination the Company objects thereto, in which case the Trustee so removed or any Securityholder of the applicable series, upon the terms and conditions and otherwise as in subsection (a) of this Section 6.10 provided, may petition any court of competent jurisdiction for an appointment of a successor trustee with respect to such series.

            (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 6.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 6.11.

      SECTION 6.11. Acceptance by Successor Trustee.

      Any successor trustee appointed as provided in Section 6.10 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the retiring trustee with respect to all or any applicable series shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations with respect to such series of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 6.06, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act and shall duly assign, transfer and deliver to such successor trustee all property and money held by such retiring trustee thereunder. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section 6.06.

      No successor trustee shall accept appointment as provided in this Section
6.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 6.08 and eligible under the provisions of Section 6.09.

      Upon acceptance of appointment by a successor trustee as provided in this
Section 6.11, the Company shall mail notice of the succession of such trustee hereunder to the holders of Securities at their addresses as they shall appear on the Security Register. If the Company fails to mail such notice within 10 days after the acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

      SECTION 6.12. Succession by Merger, etc.

      Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the

Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such successor Trustee must continue to abide by the terms of Section 6.09.

      In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities of any series shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Securities so authenticated; and in case at that time any of the Securities of any series shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities of such series or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or authenticate Securities of any series in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

      SECTION 6.13. Limitation on Rights of Trustee as a Creditor.

      The Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship described in Section 311(b) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to
Section 311(a) of the Trust Indenture Act to the extent included therein.

      SECTION 6.14. Authenticating Agents.

      There may be one or more Authenticating Agents appointed by the Trustee upon the request of the Company with power to act on its behalf and subject to its direction in the authentication and delivery of Securities of any series issued upon exchange or transfer thereof as fully to all intents and purposes as though any such Authenticating Agent had been expressly authorized to authenticate and deliver Securities of such series; provided, however, that the Trustee shall have no liability to the Company for any acts or omissions of the Authenticating Agent with respect to the authentication and delivery of Securities of any series. Any such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States or of any state or territory thereof or of the District of Columbia authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of at least $5,000,000 and being subject to supervision or examination by federal, state, territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually pursuant to law or the requirements of such authority, then for the purposes of this Section 6.14 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect herein specified in this Section.

      Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this Section 6.14 without the execution or filing of any paper or any further act on the part of the parties hereto or such Authenticating Agent.

      Any Authenticating Agent may at any time resign with respect to one or more or all series of Securities by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any Authenticating Agent with respect to one or more or all series of Securities by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section 6.14, the Trustee may, and upon the request of the Company shall, promptly appoint a successor Authenticating Agent with respect to the applicable series eligible under this Section 6.14, shall give written notice of such appointment to the Company and shall mail notice of such appointment to all holders of the applicable series of Securities as the names and addresses of such holders appear on the Security Register. Any successor Authenticating Agent with respect to all or any series upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities with respect to such series of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein.

      The Company agrees to pay to any Authenticating Agent from time to time reasonable compensation for its services. Any Authenticating Agent shall have no responsibility or liability for any action taken by it as such in accordance with the directions of the Trustee.

      If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

      This is one of the Securities of the series designated therein referred to in the within mentioned Indenture.

                                                [_____________________],
                                                 as Trustee


                                                 By:____________________________
                                                    As Authenticating Agent


                                                 By:____________________________
                                                    Authorized Officer

                                 ARTICLE SEVEN
                         CONCERNING THE SECURITYHOLDERS

      SECTION 7.01. Action by Securityholders.

      Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Securities of any or all series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action) the fact that at the time of taking any such action the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by such Securityholders in person or by agent or proxy appointed in writing, or (b) by the record of such holders of Securities voting in favor thereof at any meeting of such Securityholders duly called and held in accordance with the provisions of Article Eight, or (c) by a combination of such instrument or instruments and any such record of such a meeting of such Securityholders.

      If the Company shall solicit from the Securityholders of any series any request, demand, authorization, direction, notice, consent, waiver or other action, the Company may, at its option, as evidenced by an Officers' Certificate, fix in advance a record date for such series for the determination of Securityholders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other action, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other action may be given before or after the record date, but only the Securityholders of record at the close of business on the record date shall be deemed to be Securityholders for the purposes of determining whether Securityholders of the requisite proportion of outstanding Securities of that series have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other action, and for that purpose the outstanding Securities of that series shall be computed as of the record date; provided, however, that no such authorization, agreement or consent by such Securityholders on the record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

      SECTION 7.02. Proof of Execution by Securityholders.

      Subject to the provisions of Section 6.01, 6.02 and 8.05, proof of the execution of any instrument by a Securityholder or his agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The ownership of Securities shall be proved by the Security Register or by a certificate of the Security registrar. The Trustee may require such additional proof of any matter referred to in this Section as it shall deem necessary.

      The record of any Securityholders' meeting shall be proved in the manner provided in Section 8.06.

      SECTION 7.03. Who Are Deemed Absolute Owners.

      Prior to due presentment for registration of transfer of any Security, the Company, the Trustee, any Authenticating Agent, any paying agent, any transfer agent and any Security registrar may deem the Person in whose name such Security shall be registered upon the Security Register (including a Depositary in the case of a Global Security) to be, and may treat such person as, the absolute owner of such Security (whether or not such Security shall be overdue) for the purpose of receiving payment of or on account of the principal of, premium, if any, and interest on such Security and for all other purposes; and neither the Company nor the Trustee nor any Authenticating Agent nor any paying agent nor any transfer agent nor any Security registrar shall be affected by any notice to the contrary. All such payments so made to any holder for the time being or upon his order shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security.

      SECTION 7.04. Securities Owned by Company Deemed Not Outstanding.

      In determining whether the holders of the requisite aggregate principal amount of Securities have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Company or any other obligor on the Securities or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Securities shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided, however, that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section 7.04 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Securities and that the pledgee is not the Company or any such other obligor or person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

      SECTION 7.05. Revocation of Consents; Future Holders Bound.

      At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 7.01, of the taking of any action by the holders of the percentage in aggregate principal amount of Securities specified in this Indenture in connection with such action, any holder of a Security (or any Security issued in whole or in part in exchange or substitution therefor) the serial number of which is shown by the evidence to be included in the Securities the holders of which have consented to such action may, by filing written notice with the Trustee at its principal office or the Designated Office of the Trustee and upon proof of holding as provided in Section 7.02, revoke such action so far as concerns such Security (or so far as concerns the principal amount represented by any exchanged or substituted Security). Except as aforesaid any such action taken by the holder of any Security shall be conclusive and binding upon such holder and upon all future holders and owners of such Security, and of any Security issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon such Security or any Security issued in exchange or substitution therefor.

                                 ARTICLE EIGHT
                            SECURITYHOLDERS' MEETINGS

      SECTION 8.01. Purposes of Meetings. A meeting of Securityholders of any or all series may be called at any time and from time to time pursuant to the provisions of this Article Eight for any of the following purposes:

            (a) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Securityholders pursuant to any of the provisions of Article Five;

            (b) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article Six;

            (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 9.02; or

            (d) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of such Securities under any other provision of this Indenture or under applicable law.

      SECTION 8.02. Call of Meetings by Trustee.

      The Trustee may at any time call a meeting of Securityholders of any or all series to take any action specified in Section 8.01, to be held at such time and at such place in New York, New York, or Detroit, Michigan, as the Trustee shall determine. Notice of every meeting of the Securityholders of any or all series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to holders of Securities of each series affected at their addresses as they shall appear on the Securities register of each series affected. Such notice shall be mailed not less than 20 nor more than 180 days prior to the date fixed for the meeting.

      SECTION 8.03. Call of Meetings by Company or Securityholders.

      In case at any time the Company pursuant to a resolution of the Board of Directors, or the holders of at least 10% in aggregate principal amount of the Securities of any or all series, as the case may be, then outstanding, shall have requested the Trustee to call a meeting of Securityholders of any or all series, as the case may be, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or such Securityholders may determine the time and the place in New York, New York, or Detroit, Michigan, for such meeting and may call such meeting to take any action authorized in Section 8.01, by mailing notice thereof as provided in Section 8.02.

      SECTION 8.04. Qualifications for Voting.

      To be entitled to vote at any meeting of Securityholders a person shall
(a) be a holder of one or more Securities with respect to which the meeting is being held or (b) a person appointed by an instrument in writing as proxy by a holder of one or more such Securities. The only persons who shall be entitled to be present or to speak at any meeting of Securityholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

      SECTION 8.05. Regulations.

      Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Securityholders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

      The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Securityholders as provided in Section 8.03, in which case the Company or the Securityholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by majority vote of the meeting.

      Subject to the provisions of Section 7.04 and unless otherwise provided in an indenture supplemental hereto, at any meeting each holder of Securities with respect to which such meeting is being held or proxy therefor shall be entitled to one vote for each [$35] principal amount (in the case of Original Issue Discount Securities, such principal amount to be determined as provided in the definition "outstanding") of Securities held or represented by such holder; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Securities held by him or instruments in writing as aforesaid duly designating him as the person to vote on behalf of other Securityholders. Any meeting of Securityholders duly called pursuant to the provisions of Section 8.02 or 8.03 may be adjourned from time to time by a majority of those present, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

      SECTION 8.06. Voting.

      The vote upon any resolution submitted to any meeting of holders of Securities with respect to which such meeting is being held shall be by written ballots on which shall be subscribed the signatures of such holders or of their representatives by proxy and the serial number or numbers of the Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Securityholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that the notice was mailed as provided in Section 8.02. The record shall show the serial numbers of the Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

      Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                  ARTICLE NINE
                             SUPPLEMENTAL INDENTURES

      SECTION 9.01. Supplemental Indentures without Consent of Securityholders.

      The Company and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as then in effect), without the consent of the Securityholders, for one or more of the following purposes:

            (a) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company pursuant to Article Ten hereof;

            (b) to add to the covenants of the Company such further covenants, restrictions or conditions for the protection of the holders of all or any series of Securities (and, if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included for the benefit of such series) as the Company and the Trustee shall consider to be for the protection of the holders of such Securities, and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants, restrictions or conditions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction or condition such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default; and provided, further, that until such time as all Senior Indebtedness shall have been paid in full in cash and the Bank One Credit Agreement, all commitments to lend or otherwise extend credit under the Bank One Credit Agreement and any and all letters of credit issued pursuant thereto shall have expired or been irrevocably terminated, neither the Trustee nor the holders of Securities shall have the right to accelerate the maturity of the Securities as a result of any such additional default or Event of Default;

            (c) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture; provided that any such action shall not materially adversely affect the interests of the holders of the Securities;

            (d) to qualify, or maintain the qualification of, this Indenture under the Trust Indenture Act;

            (e) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Section 6.11;

            (f) to make provision for transfer procedures, certification, book-entry provisions, the form of restricted securities legends, if any, to be placed on Securities and all other matters necessary, desirable or appropriate in connection with the issuance of Securities;

            (g) to make any change that does not adversely affect the rights of any Securityholder; or

            (h) pursuant to Section 2.03, to provide for the issuance of and establish the form and terms and conditions of additional series of Securities.

      The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

      Any supplemental indenture authorized by the provisions of this Section
9.01 may be executed by the Company and the Trustee without the consent of the holders of any of the Securities at the time outstanding, notwithstanding any of the provisions of Section 9.02.

      SECTION 9.02. Supplemental Indentures with Consent of Securityholders.

      With the consent (evidenced as provided in Section 7.01) of the holders of not less than a majority in aggregate principal amount of each series of the Securities at the time outstanding affected by such supplemental indenture, the Company and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act then in effect) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Securities of such series; provided, however, that no such supplemental indenture shall without the consent of all the holders of the Securities of each series then outstanding and affected thereby (i) change the fixed maturity of any Security of such series, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or any premium thereon, or reduce any amount payable on redemption or prepayment thereof or change any date on which the Securities of such series may be prepaid or make the principal thereof or any interest or premium thereon payable in any coin or currency other than that provided in the Securities, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof pursuant to Section 5.01 or the amount thereof provable in bankruptcy pursuant to Section 5.02, or impair or affect the right of any Securityholder to institute suit for payment thereof or the right of repayment, if any, at the option of the holder, or modify Section 13.13, without the consent of the holder of each Security so affected, or (ii) reduce the aforesaid percentage of Securities of such series the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of each Security then affected.

      A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of Securityholders of such series with respect to such covenant or provision, shall be deemed not to affect the rights under this Indenture or the Securityholders of any other series.

      Upon the request of the Company accompanied by a copy of a Board Resolution authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture. The Trustee shall be entitled to receive an Opinion of Counsel as conclusive evidence and full protection that any supplemental indenture executed pursuant to this Article is authorized or permitted by, and conforms to, the terms of this Article and that it is proper for the Trustee under the provisions of this Article to join in the execution thereof.

      Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section 9.02, the Trustee shall transmit by mail, first class postage prepaid, a notice, prepared by the Company, setting forth in general terms the substance of such supplemental indenture, to the Securityholders of all series affected thereby as their names and addresses appear upon the Security Register. Any failure of the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

      It shall not be necessary for the consent of the Securityholders under this Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

      SECTION 9.03. Compliance with Trust Indenture Act; Effect of Supplemental
                    Indentures.

      Any supplemental indenture executed pursuant to the provisions of this Article Nine shall comply with the Trust Indenture Act, as then in effect. Upon the execution of any supplemental indenture pursuant to the provisions of this Article Nine, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Securities of each series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

      SECTION 9.04. Notation on Securities.

      Securities of any series authenticated and delivered after the execution of any supplemental indenture affecting such series pursuant to the provisions of this Article Nine may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the Company, authenticated by the Trustee or the Authenticating Agent and delivered in exchange for the Securities of any series then outstanding.

      SECTION 9.05. Evidence of Compliance of Supplemental Indenture to be
                    Furnished Trustee.

      The Trustee, subject to the provisions of Sections 6.01 and 6.02, shall be entitled to receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence and full protection that any supplemental indenture executed pursuant hereto complies with the requirements of this Article Nine.

                                  ARTICLE TEN
                CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

      SECTION 10.01. Company May Consolidate, etc., on Certain Terms.

      The Company shall not consolidate with or merge into any other Person or transfer or lease its properties and assets as an entirety or substantially as an entirety to any Person, and the Company shall not permit any other Person to consolidate with or merge into the Company, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to the Company unless:

            (a) either the Company shall be the continuing corporation, or the corporation (if other than the Company) formed by such consolidation or into which the Company is merged or to which the properties and assets of the Company substantially as an entity are transferred or leased shall be a corporation organized and existing under the laws of the United States of

America or any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Company under the Securities and this Indenture; and

            (b) immediately after giving effect to such transaction no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing.

      SECTION 10.02. Successor Corporation to be Substituted for Company.

      In case of any such consolidation, merger, conveyance or transfer and upon the assumption by the successor corporation, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and premium, if any, and interest on all of the Securities and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Company, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part, and the Company thereupon shall be relieved of any further liability or obligation hereunder (including any supplemental indentures) or upon the Securities, except to the extent otherwise expressly provided. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee or the Authenticating Agent; and, upon the order of such successor corporation instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee or the Authenticating Agent shall authenticate and deliver any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee or the Authenticating Agent for authentication, and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee or the Authenticating Agent for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Indentures had been issued at the date of the execution hereof.

      SECTION 10.03. Opinion of Counsel to be Given Trustee.

      The Trustee, subject to the provisions of Sections 6.01 and 6.02, shall be entitled to receive an Opinion of Counsel as conclusive evidence and full protection that any consolidation, merger, conveyance or transfer, and any assumption, permitted or required by the terms of this Article Ten complies with the provisions of this Article Ten.

                                 ARTICLE ELEVEN
                     SATISFACTION AND DISCHARGE OF INDENTURE

      SECTION 11.01. Discharge of Indenture.

      When (a) the Company shall deliver to the Trustee for cancellation all Securities theretofore authenticated (other than any Securities which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.08) and not theretofore canceled, or (b) all the Securities not theretofore canceled or delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company shall deposit with the Trustee, in trust, funds sufficient to pay at maturity or upon redemption all of the Securities (other than any Securities which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.08) not theretofore canceled or delivered to the Trustee for cancellation, including principal and premium, if any, and interest due or to become due to such date of maturity or redemption date, as the case may be, but excluding, however, the amount of any moneys for the payment of principal of, and premium, if any, or interest on the Securities (1) theretofore repaid to the Company in accordance with the provisions of Section 11.04, or (2) paid to any state or to the District of Columbia pursuant to its unclaimed property or similar laws, and if in either case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect except that the provisions of Sections 2.05, 2.07, 2.08, 3.01, 3.02, 3.04, 6.06, 6.10 and 11.04 hereof shall survive until such
Securities shall mature and be paid. Thereafter, Sections 6.10 and 11.04 shall survive, and the Trustee, on demand of the Company accompanied by any Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture; the Company, however, hereby agreeing to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee in connection with this Indenture or the Securities.

      SECTION 11.02. Deposited Moneys and U.S. Government Obligations to be Held
                     in Trust by Trustee.

      Subject to the provisions of Section 11.04 and Article Fifteen, all moneys and U.S. Government Obligations deposited with the Trustee pursuant to Sections
11.01 or 11.05 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Company if acting as its own paying agent), to the holders of the particular Securities for the payment of which such moneys or U.S. Government Obligations have been deposited with the Trustee, of all sums due and to become due thereon for principal, premium, if any, and interest.

      The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 11.05 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the holders of outstanding Securities.

      SECTION 11.03. Paying Agent to Repay Moneys Held.

      Upon the satisfaction and discharge of this Indenture all moneys then held by any paying agent of the Securities (other than the Trustee) shall, upon demand of the Company, be repaid to it or paid to the Trustee, and thereupon such paying agent shall be released from all further liability with respect to such moneys.

      SECTION 11.04. Return of Unclaimed Moneys.

      Any moneys deposited with or paid to the Trustee or any paying agent for payment of the principal of, and premium, if any, or interest on Securities and not applied but remaining unclaimed by the holders of Securities for two years after the date upon which the principal of, and premium, if any, or interest on such Securities, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee or such paying agent on written demand; and the holder of any of the Securities shall thereafter look only to the Company for any payment which such holder may be entitled to collect and all liability of the Trustee or such paying agent with respect to such moneys shall thereupon cease.

      SECTION 11.05. Defeasance Upon Deposit of Moneys or U.S. Government
                     Obligations.

      The Company shall be deemed to have been Discharged (as defined below) from its respective obligations with respect to any series of Securities on the 91st day after the applicable conditions set forth below have been satisfied (and remained so satisfied at all times during such period) with respect to any series of Securities:

            (1) The Company shall have deposited or caused to be deposited irrevocably with the Trustee or the Defeasance Agent (as defined below) as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the holders of the Securities of such series (i) money in an amount, or (ii) U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or
                  (iii) a combination of (i) and (ii), sufficient, in the opinion (with respect to (ii) and (iii)) of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee and the Defeasance Agent, if any, to pay and discharge each installment of principal (including any mandatory sinking fund payments) of, and interest and premium, if any, on, the outstanding Securities of such series on the dates such installments of principal, interest or premium are due;

            (2) if the Securities of such series are then listed on any national securities exchange, the Company shall have delivered to the Trustee and the Defeasance Agent, if any, an Opinion of Counsel to the effect that the exercise of the option under this Section 11.05 would not cause such Securities to be delisted from such exchange;

            (3) no Event of Default or event which with notice or lapse of time would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit; and

            (4) the Company shall have delivered to the Trustee and the Defeasance Agent, if any, an Opinion of Counsel to the effect that holders of the

                  Securities of such series will not recognize income, gain or loss for United States federal income tax purposes as a result of the exercise of the option under this Section 11.05 and will be subject to United States federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised, and, in the case of the Securities of such series being Discharged, such opinion shall be accompanied by a private letter ruling to that effect received from the United States Internal Revenue Service or a revenue ruling pertaining to a comparable form of transaction to that effect published by the United States Internal Revenue Service.

      "DISCHARGED" means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Securities of such series and to have satisfied all the obligations under this Indenture relating to the Securities of such series (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except (A) the rights of holders of Securities of such series to receive, from the trust fund described in clause (1) above, payment of the principal of and the interest and premium, if any, on such Securities when such payments are due; (B) the Company's obligations with respect to such Securities under Sections 2.07, 2.08, 5.02 and 11.04; and (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder.

      "DEFEASANCE AGENT" means another financial institution which is eligible to act as Trustee hereunder and which assumes all of the obligations of the Trustee necessary to enable the Trustee to act hereunder. In the event such a Defeasance Agent is appointed pursuant to this section, the following conditions shall apply:

            (1) The Trustee shall have approval rights over the document appointing such Defeasance Agent and the document setting forth such Defeasance Agent's rights and responsibilities;

            (2) The Defeasance Agent shall provide verification to the Trustee acknowledging receipt of sufficient money and/or U. S. Government Obligations to meet the applicable conditions set forth in this Section 11.05; and

            (3) The Trustee shall determine whether the Company shall be deemed to have been Discharged from its respective obligations with respect to any series of Securities.

                                 ARTICLE TWELVE
                     IMMUNITY OF INCORPORATORS, STOCKHOLDERS
                             OFFICERS AND DIRECTORS

      SECTION 12.01. Indenture and Securities Solely Corporate Obligations.

      No recourse for the payment of the principal of or premium, if any, or interest on any Security, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture, or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation of the Company, either directly or through the Company or any successor corporation of the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture or any supplemental indenture and the issue of the Securities.

                                ARTICLE THIRTEEN
                            MISCELLANEOUS PROVISIONS

      SECTION 13.01. Successors.

      All the covenants, stipulations, promises and agreements in this Indenture contained by the Company shall bind its successors and assigns whether so expressed or not.

      SECTION 13.02. Official Acts by Successor Corporation.

      Any act or proceeding by any provision of this Indenture or any supplemental indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Company.

      SECTION 13.03. Surrender of Company Powers.

      The Company by instrument in writing executed by appropriate authority of its Board of Directors and delivered to the Trustee may surrender any of the powers reserved to the Company, and thereupon such power so surrendered shall terminate both as to the Company, as the case may be, and as to any successor corporation.

      SECTION 13.04. Addresses for Notices, etc.

      Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Securities on the Company may be given or served by being deposited postage prepaid by registered or certified mail in a post office letter box addressed (until another address is filed by the Company with the Trustee for the purpose) to the Company, Childtime Learning Centers, Inc., 38345 West 10 Mile Road, Suite 100, Farmington Hills, Michigan 48335 Attention: Chief Executive Officer. Any notice, direction, request or demand by any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing (including via facsimile, receipt confirmed) at the office of the Trustee, addressed to the Trustee, U.S. Bank National Association, 535 Griswold, Suite 550, Detroit, Michigan 48226
Attention: James Kowalski or to such other address as the Trustee may notify the Company pursuant to this Section 13.04.

      SECTION 13.05. Governing Law.

      This Indenture and each Security shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of said State, without regard to conflicts of laws principles thereof (including Section 5-1401 of the New York General Obligations Law, or any successor statute).

      SECTION 13.06. Evidence of Compliance with Conditions Precedent.

      Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that in the opinion of the signers all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

      Each certificate or opinion of the Company provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (1) a statement that the person making such certificate or opinion has read such covenant or condition;
(2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

      SECTION 13.07. Legal Holidays.

      In any case where the date of payment of interest on or principal of the Securities will be in New York, New York, or Detroit, Michigan, a legal holiday or a day on which banking institutions are authorized by law to close, the payment of such interest on or principal of the Securities need not be made on such date but may be made on the next succeeding Business Day, with the same force and effect as if made on the date of payment and no interest shall accrue for the period from and after such date.

      SECTION 13.08. Trust Indenture Act to Control.

      If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture which is required to be included in this Indenture by any of Sections 310 to 317, inclusive, of the Trust Indenture Act, such required provision shall control from and after the date on which this Indenture is qualified under the Trust Indenture Act.

      SECTION 13.09. Table of Contents, Headings, etc.

      The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

      SECTION 13.10. Execution in Counterparts.

      This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

      SECTION 13.11. Severability.

      In case any one or more of the provisions contained in this Indenture, any supplemental indenture or in the Securities of any series shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Indenture, such supplemental indenture or of such Securities, but this Indenture, such supplemental indenture and/or such Securities shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

      SECTION 13.12. Successors and Assigns of Company.

      The Indenture is binding upon and inures to the benefit of the parties thereto, the holders of Securities and their respective successors and assigns. The Company may not assign or otherwise convey its obligations or duties hereunder without the consent of the holders of a majority in aggregate principal amount of Securities outstanding.

      SECTION 13.13. Acknowledgment of Rights.

      The Company acknowledges that, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Company to pay interest or principal on the applicable series of Securities on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), a holder of Securities may directly institute a proceeding for enforcement of payment to such holder of the principal of or interest on the applicable series of Securities having a principal amount equal to the aggregate liquidation amount of the Securities of such holder on or after the respective due date specified in the applicable series of Securities.

                                ARTICLE FOURTEEN
                            REDEMPTION OF SECURITIES

      SECTION 14.01. Applicability of Article.

      The provisions of this Article shall be applicable to the Securities of any series which are redeemable or prepayable before their stated maturity except as otherwise specified and/or contemplated by the terms of the Securities of such series. All references to redemption in this Article Fourteen shall apply equally to a prepayment of Securities.

      SECTION 14.02. Notice of Redemption; Selection of Securities.

      In case the Company shall desire to exercise the right to redeem all, or, as the case may be, any part of the Securities of any series in accordance with their terms, it shall fix a date for redemption and shall mail a notice of such redemption at least 15 and not more than 60 days prior to the date fixed for redemption to the holders of Securities of such series so to be redeemed as a whole or in part at their last addresses as the same appear on the Security Register. Such mailing shall be by first class mail. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such series.

      Each such notice of redemption shall specify the CUSIP number of the Securities to be redeemed, the date fixed for redemption, the redemption price at which Securities of such series are to be redeemed, the place or places of payment, that payment will be made upon presentation and surrender of such Securities, that interest accrued to the date fixed for redemption will be paid as specified in said notice, and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue. If less than all the Securities of such series are to be redeemed the notice of redemption shall specify the numbers of the Securities of that series to be redeemed. In case any Security of a series is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities of that series in principal amount equal to the unredeemed portion thereof will be issued. Notwithstanding the foregoing, such notice shall not be required to state the redemption price where such price may not otherwise be determined at the time of the giving of such notice in accordance with the terms of the applicable supplemental indenture or Officers' Certificate providing for the issuance of the series of Securities to be redeemed, in which event a second notice shall be provided stating such redemption price at the earliest practicable time following its determination.

      Prior to the redemption date specified in the notice of redemption given as provided in this Section, the Company will deposit with the Trustee or with one or more paying agents an amount of money sufficient to redeem on the redemption date all the Securities so called for redemption at the appropriate redemption price, together with accrued interest to the date fixed for redemption.

      If all, or less than all, the Securities of a series are to be redeemed, the Company will give the Trustee notice not less than 45 nor more than 60 days, prior to the redemption date as to the aggregate principal amount of Securities of that series to be redeemed. In the event that fewer than all the outstanding Securities of such series are to be redeemed, the Securities to be redeemed shall be redeemed by lot or such other method (which may be pro rata) as the Trustee shall deem fair and reasonable from each Holder of Securities of such series, it being understood that, in respect of Securities registered in the name of and held of record by the Depositary or its nominee (or any successor Depositary or its nominee) or any nominee, the distribution of the proceeds of such redemption will be made to the Depositary and disbursed by such Depositary in accordance with the procedures applied by such agency or nominee.

      SECTION 14.03. Payment of Securities Called for Redemption.

      If notice of redemption has been given as provided in Section 14.02, the Securities or portions of Securities of the series with respect to which such notice has been given shall become due and payable on the date and at the place or places stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after said date (unless the Company shall default in the payment of such Securities at the redemption price, together with interest accrued to said date) interest on the Securities or portions of Securities of any series so called for redemption shall cease to accrue. On presentation and surrender of such Securities at a place of payment specified in said notice, the said Securities or the specified portions thereof shall be paid and redeemed by the Company at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption.

      Upon presentation of any Security of any series redeemed in part only, the Company shall execute and the Trustee shall authenticate and make available for delivery to the holder thereof, at the expense of the Company, a new Security or Securities of such series of authorized denominations, in principal amount equal to the unredeemed portion of the Security so presented.

                                ARTICLE FIFTEEN
                           SUBORDINATION OF SECURITIES

      SECTION 15.01. Agreement to Subordinate.

      The Company covenants and agrees, and each holder of any Security, by its acceptance thereof, likewise covenants and agrees, for the benefit of the holders, from time to time, of Senior Indebtedness that, to the extent and in the manner set forth in this Article Fifteen and the other provisions of this Indenture, the Subordinated Indebtedness is hereby expressly made subordinate and subject in right of payment as provided herein to the prior payment in full in cash of all Senior Indebtedness.

      No provision of this Article Fifteen shall prevent the occurrence of any default or Event of Default hereunder.

      SECTION 15.02. Default on Senior Indebtedness.

            (a) Unless Section 15.04 shall be applicable, upon (1) the occurrence of a Senior Indebtedness Payment Default and (2) receipt by the Trustee of written notice of such occurrence, then no payment or distribution of any assets of the Company or any of its Subsidiaries of any kind or character, whether in cash, property or securities, directly or indirectly, by set-off or otherwise, shall be made by the Company or any of its Subsidiaries on account of the Subordinated Indebtedness or on account of the purchase or redemption or other acquisition of any Subordinated Indebtedness unless and until such Senior Indebtedness Payment

Default shall have been cured or waived in writing or shall have ceased to exist or such Senior Indebtedness shall have been discharged, after which the Company may resume making any and all required payments in respect of the Securities, other than any missed payments.

            (b) Unless Section 15.04 shall be applicable, upon (1) the occurrence of a Senior Indebtedness Non-Payment Default and (2) receipt by the Company or the Trustee from the representative of holders of the Senior Indebtedness of written notice of such occurrence, then no payment or distribution of any assets of the Company or any of its Subsidiaries of any kind or character, whether in cash, property or securities, directly or indirectly, by set-off or otherwise, shall be made by the Company or any of its Subsidiaries on account of any Subordinated Indebtedness or on account of the purchase or redemption or other acquisition of any Subordinated Indebtedness for a period ("Payment Blockage Period") commencing on the earlier of the date of receipt by the Company or the date of receipt by the Trustee of such notice from such representative unless and until (subject to any blockage of payments that may then be in effect under paragraph (a) of this Section) (x) more than 180 days shall have elapsed since receipt of such written notice by the Company or the Trustee, whichever was earlier, (y) such Senior Indebtedness Non-Payment Default shall have been cured or waived in writing or shall have ceased to exist or the Senior Indebtedness shall have been discharged or (z) such Payment Blockage Period shall have been terminated by written notice to the Company or the Trustee from such representative initiating such Payment Blockage Period, after which, in the case of clause (x), (y) or (z), the Company may resume making any and all required payments in respect of any Securities, including any missed payments; provided, however, that no such missed payments may be made unless contemporaneously therewith the Company shall have delivered to Bank One a certificate of the chief financial officer of the Company to the effect that (i) no Senior Indebtedness Payment Default or Senior Indebtedness Non-Payment Default has occurred and is continuing or will have occurred and be continuing after making such missed payments and (ii) Childtime Childcare and the Company will be in pro forma compliance with all financial covenants under the Bank One Credit Agreement after giving effect to such missed payments, together with all calculations reasonably necessary to demonstrate such compliance, certified as true and complete by the chief financial officer. Notwithstanding any other provision of this Indenture, there must be at least 180 consecutive days after the end of any Payment Blockage Period before a new Payment Blockage Period may be initiated under this Section 15.02(b). Nothing contained in this Section 15.02(b) shall prohibit, limit, impair or otherwise affect the ability of the holders of the Senior Indebtedness to indefinitely block payments and enforce other rights at any time under Section 15.02(a) upon the occurrence of a Senior Indebtedness Payment Default.

            (c) In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the holder of any Security prohibited by the foregoing provisions of this Section, then and in such event such payment shall be received and held in trust for the benefit of the holders of Senior Indebtedness and paid over and delivered forthwith to the Company.

            (d) During the occurrence and continuance of any Senior Indebtedness Payment Default or the continuance of any Payment Blockage Period, and except as otherwise provided in Section 5.01, the holders of the Securities will not accelerate or take any action to enforce any obligation of any kind with respect to any Subordinated Indebtedness and will not commence, or join with any other creditor or creditors of the Company or any of its Subsidiaries in commencing, (i) any action at law, any suit or proceedings in equity, any arbitration proceedings or other proceedings of a litigation nature against the Company or any of its Subsidiaries or assets, or any holders of any of the Senior Indebtedness, in each case which seeks to enforce payment or other obligations with respect to the Securities or seeks to prevent the holders of the Senior Indebtedness from enforcing any of their rights or remedies or (ii) any bankruptcy, reorganization or insolvency proceedings against the Company or any of its Subsidiaries.

            (e) In the event of the acceleration of the maturity of the Securities, no payment shall be made by the Company, whether in cash, property or securities, with respect to principal of, or premium, if any, or interest on the Securities until all Senior Indebtedness is repaid in full and satisfied in cash and the Bank One Credit Agreement, all commitments to lend or otherwise extend credit under the Bank One Credit Agreement and any and all letters of credit issued pursuant thereto shall have expired or been irrevocably terminated, all in accordance with the terms of the Bank One Credit Agreement.

      SECTION 15.03. No Default on Senior Indebtedness.

      Subject to Section 15.02, prior to the applicable Maturity Date, the Company shall not make any payment, whether in cash, property or securities, with respect to the principal (including redemption payments) of, or premium (if any) on, the Securities until such time as the Senior Indebtedness shall have been repaid in full and satisfied in cash and the Bank One Credit Agreement, all commitments to lend or otherwise extend credit under the Bank One Credit Agreement and any and all letters of credit issued pursuant thereto shall have expired or been irrevocably terminated, all in accordance with the terms of the Bank One Credit Agreement.

      SECTION 15.04. Liquidation; Dissolution; Bankruptcy.

      In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company, any of its Subsidiaries or any of their assets, or (b) any liquidation, dissolution or other winding up of the Company, any of its Subsidiaries or any of their assets, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets or liabilities of the Company or any of its Subsidiaries, then and in any such event:

            (a) the holders of Senior Indebtedness shall be entitled to receive payment in full in cash of all amounts due on or in respect of all Senior Indebtedness, or provision shall be made for such payment, before the holders of any Securities are entitled to receive any payment or distribution of any kind or character (other than any payment or distribution in the form of equity securities or subordinated securities of the Company or any successor obligor with respect to the Senior Indebtedness provided for by a plan of reorganization or readjustment that, in the case of any such subordinated securities, are subordinated in right of payment to all Senior Indebtedness that may at the time be outstanding to substantially the same extent as, or to a greater extent than, the Subordinated Indebtedness is so subordinated as provided in this Article and the other provisions of this Indenture (such equity securities or subordinated securities hereinafter being "Permitted Junior Securities")); and

            (b) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than a payment or distribution in the form of Permitted Junior Securities), directly or indirectly, by set-off or otherwise, to which the holders of the Securities or the Trustee would be entitled but for the provisions of this Article shall be paid by the liquidating trustee or agent or other Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness held or represented by each, to the extent necessary to make payment in full in cash of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and

            (c) in the event that, notwithstanding the foregoing provisions of this Section, the Trustee or any holder of any Securities shall have received any payment or distribution of assets of the Company or any of its Subsidiaries of any kind or character, whether in cash, property or securities, in respect of the Subordinated Indebtedness before all Senior Indebtedness is paid in full or payment thereof provided for in cash, then and in such event such payment or distribution (other than a payment or distribution in the form of Permitted Junior Securities) shall be received and held in trust for the benefit of the holders of Senior Indebtedness and paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company or any of its Subsidiaries for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full in cash, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness; and

            (d) the holders of any Securities hereby irrevocably authorize and empower (without imposing any obligation on) the holders of the Senior Indebtedness under the circumstances and to the extent set forth in this Section 15.04, to demand, sue for, collect and receive every such payment and distribution described herein if any holder of the Securities does not do so in a timely fashion, to file claims and proofs of claim in any statutory or non-statutory proceedings, in the name of the holders of the Senior Indebtedness or in the name of any holder of the Securities or otherwise, as the holders of the Senior Indebtedness may reasonably deem necessary or advisable for the enforcement of the subordination provisions of this Section 15.04.

      SECTION 15.05. Subrogation.

      Subject to the discharge in full of all Senior Indebtedness of the Company, the rights of the Securityholders shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company, as the case may be, applicable to such Senior Indebtedness until the principal of (and premium, if any) and interest on the Securities shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of such Senior Indebtedness of any cash, property or securities to which the Securityholders or the Trustee (except as otherwise provided in Section 5.03) would be entitled except for the provisions of this Article Fifteen, and no payment pursuant to the provisions of this Article Fifteen to or for the benefit of the holders of such Senior Indebtedness by Securityholders or the Trustee, shall, as between the Company, its creditors other than holders of Senior Indebtedness of the Company, and the holders of the Securities, be deemed to be a payment by the Company to or on account of such Senior Indebtedness. It is understood that the provisions of this Article Fifteen are and are intended solely for the purposes of defining the relative rights of the holders of the Securities, on the one hand, and the holders of such Senior Indebtedness on the other hand.

      Nothing contained in this Article Fifteen or elsewhere in this Indenture, any supplemental indenture or in the Securities is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness of the Company, and the holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holders of the Securities and creditors of the Company, as the case may be, other than the holders of Senior Indebtedness of the Company, as the case may be, nor shall anything, except as expressly provided in this Article Fifteen or elsewhere in this Indenture, prevent the Trustee or the holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under the Indenture, subject to the rights, if any, under this Article Fifteen of the holders of such Senior Indebtedness in respect of cash, property or securities of the Company, as the case may be, received upon the exercise of any such remedy.

      Upon any payment or distribution of assets of the Company referred to in this Article Fifteen, the Trustee, subject to the provisions of Article Six of this Indenture, and the Securityholders shall be entitled to conclusively rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidation trustee, agent or other Person making such payment or distribution, delivered to the Trustee or to the Securityholders, for the purposes of ascertaining the Persons entitled to participate in such distribution, the holders of Senior Indebtedness and other indebtedness of the Company, as the case may be, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Fifteen.

      SECTION 15.06. Trustee to Effectuate Subordination.

      Each Securityholder by such Securityholder's acceptance thereof authorizes and directs the Trustee on such Securityholder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Fifteen and appoints the Trustee such Securityholder's attorney-in-fact for any and all such purposes.

      SECTION 15.07. Notice by the Company.

      The Company shall give prompt written notice to a Responsible Officer of the Trustee of any fact known to the Company that would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article Fifteen. Notwithstanding the provisions of this Article Fifteen or any other provision of this Indenture or any supplemental indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article Fifteen, unless and until a Responsible Officer of the Trustee shall have received written notice thereof from the Company or a holder or holders of Senior Indebtedness or from any trustee therefor; and before the receipt of any such written notice, the Trustee, subject to the provisions of Article Six of this Indenture, shall be entitled in all respects to assume that no such facts exist.

      The Trustee, subject to the provisions of Article Six of this Indenture, shall be entitled to conclusively rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness of the Company (or a trustee on behalf of such holder), to establish that such notice has been given by a holder of such Senior Indebtedness or a trustee on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of such Senior Indebtedness to participate in any payment or distribution pursuant to this Article Fifteen, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of such Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article Fifteen, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

      SECTION 15.08. Rights of the Trustee; Holders of Senior Indebtedness.

      The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article Fifteen in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture or any other document shall deprive the Trustee of any of its rights as such holder.

      With respect to the holders of Senior Indebtedness of the Company, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article Fifteen, and no implied covenants or obligations with respect to the holders of such Senior Indebtedness shall be read into this Indenture or any other document against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of such Senior Indebtedness and, subject to the provisions of Article Six of this Indenture, the Trustee shall not be liable to any holder of such Senior Indebtedness if it shall pay over or deliver to Securityholders, the Company or any other Person money or assets to which any holder of such Senior Indebtedness shall be entitled by virtue of this Article Fifteen or otherwise.

      SECTION 15.09. Subordination May Not Be Impaired.

            (a) No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or any of its Subsidiaries or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company or any of its Subsidiaries with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

            (b) Without in any way limiting the generality of paragraph (a) of this Section 15.09, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the holders of the Securities, without incurring responsibility to the holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (1) increase the amount of, change the manner, place or terms of payment or extend the time or payment of, or renew or alter, Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (2) sell, exchange, release, fail to perfect or maintain as perfected a lien or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (3) release any Person liable in any manner for the collection of Senior Indebtedness; (4) waive or exercise or refrain from exercising any rights against the Company or any other Person; and
(5) take or omit to take any other action with respect to the Senior Indebtedness which may impair or adversely effect the subordination herein made.

      SECTION 15.10. Miscellaneous.

            (a) For purposes of this Article Fifteen, the words "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article Fifteen and the other provisions of this Indenture with respect to the Subordinated Indebtedness to the payment of all Senior Indebtedness of the Company, as the case may be, that may at the time be outstanding, provided that (i) such Senior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of such Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided for in Article Ten of this Indenture shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of Section 15.04 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article Ten of this Indenture. Nothing in Sections 15.02, 15.03 or 15.04 shall apply to claims of, or payments to, the Trustee under or pursuant to
Section 6.06 of this Indenture.

            (b) For purposes of this Article Fifteen and the other provisions of this Indenture, the Senior Indebtedness shall not be deemed discharged until such time as the Senior Indebtedness shall have been repaid in full and satisfied in cash and the Bank One Credit Agreement, all commitments to lend or otherwise extend credit under the Bank One Credit Agreement and any and all letters of credit issued pursuant thereto shall have expired or been irrevocably terminated, all in accordance with the terms of the Bank One Credit Agreement.

            (c) The Trustee hereby accepts the trust in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed by their respective authorized officers, as of the day and year first above written.

                                      CHILDTIME LEARNING CENTERS, INC.

                                      By: ______________________________________
                                         Name: _________________________________
                                         Title: ________________________________


                                      U.S. BANK NATIONAL ASSOCIATION,
                                         as Trustee

                                      By: ______________________________________
                                         Name: _________________________________
                                         Title: ________________________________

STATE OF               _____________________)
                                            )
COUNTY OF              _____________________)

      On the __ day of ____________, 2003, before me personally came _____, to me known, who, being by me duly sworn, did depose and say that he resides at ____________, ______________; that he is a _____________ of Childtime Learning
Centers, Inc., one of the parties described in and which executed the above instrument; and that he signed his name thereto by authority of the board of directors of such corporation.

                                             ___________________________________
                                             Notary Public

[NOTARIAL SEAL]

STATE OF               _____________________)
                                            )
COUNTY OF              _____________________)

      On the __ day of ____________, 2003, before me personally came _____, to me known, who, being by me duly sworn, did depose and say that he resides at _____________; that he is an _________ of U.S. Bank National Association, one of the parties described in and which executed the above instrument; and that such execution was by authority of the board of directors of said corporation.

                                             ___________________________________
                                             Notary Public

[NOTARIAL SEAL]